Exhibit 10.1

TENABLE HOLDINGS, INC.

2016 STOCK INCENTIVE PLAN

(Amended and Restated as of January 18, 2017)

(Amended on February 23, 2017)

(Amended on February 21, 2018)

(Amended on June 15, 2018)

1.	PURPOSE.

The purpose of the Plan is to assist the Company in attracting, retaining, motivating, and rewarding certain key employees, officers, directors, and consultants of the Company Group and promoting the creation of long-term value for stockholders of the Company by closely aligning the interests of such individuals with those of such stockholders. The Plan authorizes the award of Stock-based incentives to Eligible Persons to encourage such persons to expend maximum effort in the creation of stockholder value.

The Plan replaces the Prior Plans for Awards granted on or after the Effective Date. Awards may not be granted under the Prior Plans beginning on the Effective Date, but the adoption and effectiveness of the Plan will not affect the terms or conditions of any outstanding grants under the Prior Plans for Awards prior to the Effective Date. The Plan was originally adopted by the Company on the Effective Date. The current version of the Plan is an amendment and restatement of the Plan, which was approved by the Board on January 18, 2017 (the “Restatement Effective Date”). On February 23, 2017, the Board approved an amendment to the Plan to increase the number of shares of Stock subject to and reserved for issuance pursuant to the Plan by 2,000,000 shares. On February 21, 2018, the Board approved an amendment to the Plan to increase the number of shares of Stock subject to and reserved for issuance pursuant to the Plan by 3,000,000 shares. On June 15, 2018, the Board approved an amendment to the Plan to increase the number of shares of Stock subject to and reserved for issuance pursuant to the Plan by 4,000,000 shares.

2.	DEFINITIONS.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “280G Payments” has the meaning set forth in Section 12 hereof.

(b) “Award” means any Option, Restricted Stock, or other Stock-based award granted under the Plan.

(c) “Award Agreement” means an Option Agreement, a Restricted Stock Agreement, or an agreement governing the grant of any other Stock-based award granted under the Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” means, with respect to any Participant and in the absence of an Award Agreement or Participant Agreement otherwise defining Cause, (1) the Participant’s conviction of or indictment for any crime (whether or not involving the Company Group) (A) constituting a felony or (B) that has, or could reasonably be expected to result in, an adverse impact on the performance of the Participant’s duties to the Service Recipient, or otherwise has, or could reasonably be expected to result in, an adverse impact on the business or reputation of any member of the Company Group; (2) conduct of the Participant, in connection with his or her employment or service, that has resulted, or could reasonably be expected to result, in material injury to the business or reputation of any member of the Company Group; (3) any material violation of the policies of the Service Recipient, including, but not limited to, those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Service Recipient; (4) the Participant’s act(s) of gross negligence or willful misconduct in the course of his or her employment or service with the Service Recipient; (5) misappropriation by the Participant of any material assets or any business opportunities of any member of the Company Group; (6) embezzlement or fraud committed by the Participant, at the Participant’s direction, or with the Participant’s prior actual knowledge; or (7) willful neglect in the performance of the Participant’s duties for the Service Recipient or willful or repeated failure or refusal to perform such duties; provided, however, that with respect to any Termination for Cause relying on clause (2), (3) or (7) of this sentence, to the extent that such act or acts or failure or failures to act are curable, the Participant shall be given not less than ten (10) days’ written notice of the Service Recipient’s intention to terminate the Participant for Cause, such notice to state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed Termination for Cause is based, and such Termination shall be effective at the expiration of such ten (10) day notice period unless the Committee determines in its sole discretion that the Participant has cured or taken steps designed to result in cure of such act or acts or failure or failures to act that give rise to Cause during such period. If, within ninety (90) days subsequent to the Termination of a Participant for any reason other than by the Service Recipient for Cause, it is discovered that the Participant’s employment or service could have been terminated for Cause pursuant to clause (5) or (6) of the immediately preceding sentence, such Participant’s employment or service shall, at the discretion of the Committee, be deemed to have been terminated by the Service Recipient for Cause for all purposes under the Plan, and the Participant shall be required to repay to the Company all amounts received by him or her in connection with Awards following such Termination that would have been forfeited under the Plan had such Termination been by the Service Recipient for Cause. In the event that there is an Award Agreement or Participant Agreement otherwise defining Cause, “Cause” shall have the meaning provided in such agreement, and a Termination by the Service Recipient for Cause hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such Award Agreement or Participant Agreement are complied with.

(f) “Change in Control” means (1) a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission or similar non–United States regulatory agency) whereby any Person or Group directly or indirectly acquires “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition and pursuant to which the Investors cease to own, directly or indirectly, at least fifty percent (50%) of the Company Securities issued to the Investors on or before the Effective Date; or (2) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any Person or Group.

2

(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(h) “Committee” means the Board or such committee thereof consisting of two or more individuals appointed by the Board to administer the Plan.

(i) “Company” means Tenable Holdings, Inc., a Delaware corporation.

(j) “Company Group” means the Company, together with each direct or indirect subsidiary of the Company.

(k) “Company Securities” means equity securities of the Company acquired by the Investors from time to time.

(l) “Competitive Activity” means, with respect to any Participant and in the absence of an Award Agreement or Participant Agreement containing covenants relating to competition with the Service Recipient of the Participant, without the prior written consent of the applicable member(s) of the Company Group, engaging in any business activity (whether as a principal, partner, joint venturer, agent, employee, salesperson, consultant, independent contractor, director or officer) with any business or entity that, at any time during the six (6) month period following the Participant’s Termination, provides or seeks to provide, any products or services similar to or related to any products sold or any services provided by the Company Group (including those services or products being researched or developed during Participant’s employment or other service with the Company Group), where such activity would involve the applicable Participant developing, providing, or performing services that are similar to any services that such Participant provided to or performed for the Company Group during his or her employment or other service relationship with the Company Group. If a Participant’s Award Agreement or effective Participant Agreement contains covenants relating to restrictions on competition, engaging in “Competitive Activity” with respect to such Participant shall mean the breach of such restrictive covenants.

(m) “Corporate Event” has the meaning set forth in Section 11(b) hereof.

(n) “Data” has the meaning set forth in Section 21(h) hereof.

(o) “Disability” means, in the absence of an Award Agreement or Participant Agreement otherwise defining Disability, the permanent and total disability of such Participant within the meaning of Section 22(e)(3) of the Code. In the event that there is an Award Agreement or Participant Agreement defining Disability, “Disability” shall have the meaning provided in such agreement, and a Termination by reason of a Disability hereunder shall not be deemed to have occurred unless all applicable notice periods in such Award Agreement or Participant Agreement are complied with.

(p) “Drag-Along Notice” has the meaning set forth in Section 8(b) hereof.

(q) “Drag-Along Right” has the meaning set forth in Section 8(b) hereof.

3

(r) “Effective Date” means May 13, 2016, the original effective date of the Plan.

(s) “Eligible Person” means (1) each employee of any member of the Company Group, including each such person who may also be a director of any member of the Company Group, (2) each non-employee director of any member of the Company Group, (3) each other natural person who provides substantial services to any member of the Company Group, and (4) any natural person who has been offered employment by any member of the Company Group; provided, that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with any member of the Company Group. An employee on an approved leave of absence may be considered as still in the employ of a member of the Company Group for purposes of eligibility for participation in the Plan.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules and regulations thereunder and successor provisions and rules and regulations thereto.

(u) “Excise Tax” has the meaning set forth in Section 12 hereof.

(v) “Expiration Date” means, with respect to any Option, the date upon which the term of such Option expires, as determined under Section 5(b) hereof.

(w) “Fair Market Value” means, as of any date when the Stock is listed on one or more national securities exchanges, the closing price reported on the principal national securities exchange on which such Stock is listed and traded on the date immediately prior to the date of determination, or, if the closing price is not reported on such date, the closing price on the most recent date on which such closing price is reported. If the Stock is not listed on a national securities exchange, the Fair Market Value shall mean the amount determined by the Committee in good faith to be the fair market value per share of Stock. For purposes of determining the Fair Market Value of any Stock Equivalents, the Fair Market Value shall be determined in accordance with the previous two sentences and such value shall be reduced by the applicable exercise or strike price applicable to such Stock Equivalent.

(x) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(y) “Investors” means, collectively, each investment fund managed by or affiliated with either Insight Venture Management, LLC or Accel Management Co. Inc. or any of their respective affiliates.

(z) “IPO” means an initial underwritten public offering of the Company’s equity securities pursuant to an effective Form S-1 or Form F-1 registration statement filed under the Securities Act or similar law or regulation governing the offering and sale of securities in a jurisdiction other than the United States.

4

(aa) “IPO Date” means the effective date of the registration statement for the IPO.

(bb) “Lock-Up Period” has the meaning set forth in Section 8(a) hereof.

(cc) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(dd) “Notice” has the meaning set forth in Section 8(d) hereof.

(ee) “Option” means a conditional right, granted to a Participant under Section 5 hereof, to purchase Stock at a specified price during a specified time period.

(ff) “Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant.

(gg) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(hh) “Participant” means an Eligible Person who has been granted an Award under the Plan or, if applicable, such other person or entity who holds an Award.

(ii) “Participant Agreement” means an employment or services agreement between a Participant and the Service Recipient that describes the terms and conditions of such Participant’s employment or service with the Service Recipient and is effective on the applicable date of grant with respect to any Award.

(jj) “Per Share Drag-Along Purchase Price” has the meaning set forth in Section 8(b)(1) hereof.

(kk) “Permitted Transfer” means any transfer by a Participant of all or any portion of his or her (1) shares of Stock or Stock Equivalents (other than any Incentive Stock Options) to (A) any trust established for the sole benefit of such Participant or such Participant’s spouse or direct lineal descendants, (B) any other entity (including an Individual Retirement Account or similar investment account) in which the direct and beneficial owner of all voting securities of such entity is held by such Participant, (C) such Participant’s heirs, executors, administrators, or personal representatives upon the death, incompetency, or Disability of such Participant, or (D) subject to approval of the Company or a duly authorized officer of any member of the Company Group, to a person or persons who acquire a proprietary interest in shares of Stock or Stock Equivalents pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation Section 1.421-1(b)(2), or (2) Incentive Stock Options, for purposes of Section 5(f) below, to any trust if, under Section 671 of the Code and applicable law, the Participant is considered the sole beneficial owner of the Incentive Stock Options while they are held in the trust.

(ll) “Person or Group” means any “person” (as defined in Section 3(a)(9) of the Exchange Act) or any two or more persons deemed to be one “person” (as used in

5

Sections 13(d)(3) and 14(d)(2) of the Exchange Act), in each case, other than the Investors, any member of the Company Group, or an employee benefit plan maintained by any member of the Company Group.

(mm) “Plan” means this Tenable Holdings, Inc. 2016 Stock Incentive Plan, as amended from time to time.

(nn) “Prime Rate” means the rate from time to time published in the “Money Rates” section of The Wall Street Journal as being the “Prime Rate” (or, if more than one rate is published as the Prime Rate, then the highest of such rates).

(oo) “Prior Plans” means Company’s 2012 Stock Incentive Plan and the Company’s 2002 Stock Incentive Plan.

(pp) “Prohibition Event” has the meaning set forth in Section 9(c) hereof.

(qq) Qualifying Transaction” means a transaction that results in a change in ownership or effective control of a corporation or in the ownership of a substantial portion of the assets of a corporation, as described in Section 280G(b)(2)(A)(i) of the Code.

(rr) “Repurchase Price” means —

(1) on or following the Termination of a Participant other than by the Service Recipient for Cause, an amount equal to the Fair Market Value of the Stock or Stock Equivalents, as applicable, on the date that the written notice of repurchase is delivered pursuant to Section 9(a) hereof;

(2) on or following the Termination of a Participant by the Service Recipient for Cause, the lesser of (A) the original purchase price paid for such shares of Stock or Stock Equivalents, as applicable (as adjusted for any subsequent changes in the outstanding Stock or in the capital structure of the Company) less any dividends or other distributions or bonus received (or to be received) by the Participant (or any transferee) in respect of the shares of Stock or Stock Equivalents, as applicable (including any cash bonus paid in lieu of an adjustment to an Option) prior to the date of repurchase and (B) the Fair Market Value of the Stock or the Stock Equivalents, as applicable, on the date that the written notice of repurchase is delivered pursuant to Section 9(a) hereof; provided, however, that if (x) such Termination occurs after the ten (10) year anniversary of the date of grant of the Award to which the shares of Stock or Stock Equivalents, as applicable, subject to the Repurchase Right relate, and (y) the Award to which the shares of Stock or Stock Equivalents, as applicable, subject to the Repurchase Right relate is intended to qualify as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code, the Repurchase Price shall instead be the Fair Market Value of the Stock or Stock Equivalents, as applicable, on the date of repurchase; or

(3) notwithstanding anything contained within clause (1) or (2) above, if a Participant has violated any restrictive covenant to which he or she is subject to with any member of the Company Group, the Repurchase Price shall be the lesser of (A) the

6

original purchase price paid for such shares of Stock or Stock Equivalents, as applicable (as adjusted for any subsequent changes in the outstanding shares of Stock or in the capital structure of the Company) less any dividends or other distributions or bonus received (or to be received) by the Participant (or any transferee) in respect of the shares of Stock or Stock Equivalents, as applicable (including any cash bonus paid in lieu of an adjustment to an Option) prior to the date of repurchase and (B) the Fair Market Value of the shares of Stock or Stock Equivalents, as applicable, on the date that the written notice of repurchase is delivered pursuant to Section 9(a) hereof.

(ss) “Repurchase Right” has the meaning set forth in Section 9 hereof.

(tt) “Repurchase Right Exercise Period” means the period commencing on the date of Termination of a Participant with the Service Recipient for any reason and ending on the IPO Date.

(uu) “Repurchase Right Lapse Date” means the earlier to occur of (1) the IPO Date and (2) a Change in Control resulting in the listing of the Stock on a national securities exchange.

(vv) “Restricted Stock” means Stock granted to a Participant under Section 6 hereof that is subject to certain restrictions and to a risk of forfeiture, or issued pursuant to the early exercise of Options.

(ww) “Restricted Stock Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Restricted Stock grant.

(xx) “Right of First Refusal” has the meaning set forth in Section 8(d) hereof.

(yy) “Section 280G Approval” means the stockholder approval required pursuant to Section 280G(b)(5)(B) of the Code.

(zz) “Securities Act” means the Securities Act of 1933, as amended from time to time, including rules and regulations thereunder and successor provisions and rules and regulations thereto.

(aaa) “Service Recipient” means, with respect to a Participant holding a given Award, the applicable member of the Company Group by which the Participant is, or following a Termination was most recently, principally employed or to which the Participant provides, or following a Termination was most recently providing, services, as applicable.

(bbb) “Stock” means the Company’s common stock, par value $0.01 per share, and such other securities as may be substituted for such common stock pursuant to Section 11 hereof.

(ccc) “Stock Equivalent” means any shares, warrants, rights, units, calls, options or other securities exchangeable or exercisable for, or convertible into, directly or indirectly, shares of Stock, which, for the avoidance of doubt, includes Options granted pursuant to Section 5 hereof.

7

(ddd) “Stockholder Representative” has the meaning set forth in Section 8(b) hereof.

(eee) “Subject Shares” has the meaning set forth in Section 8(b) hereof.

(fff) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(ggg) “Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient; provided, however, that, if so determined by the Committee at the time of any change in status in relation to the Service Recipient (e.g., a Participant ceases to be an employee and begins providing services as a consultant, or vice versa), such change in status will not be deemed to be a Termination hereunder. Notwithstanding anything herein to the contrary, a Participant’s change in status in relation to the Service Recipient (for example, a change from employee to consultant) shall not be deemed a Termination hereunder with respect to any Awards constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination unless such change in status constitutes a “separation from service” within the meaning of Section 409A of the Code. Unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be a member of the Company Group (by reason of sale, divestiture, spin-off, or other similar transaction), each Participant that is employed by or provides services to such Service Recipient shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction, unless the Participant’s employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction. For the avoidance of doubt, in the event that a Participant provides notice of his or her intention to resign at a future date, the Service Recipient may, in its sole and absolute discretion, accelerate such date of Termination without changing the characterization of such Termination as a resignation by the Participant.

3.	ADMINISTRATION.

(a) Authority of the Committee. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to (1) select Eligible Persons to become Participants, (2) grant Awards, (3) determine the type, number of shares of Stock subject to, other terms and conditions of, and all other matters relating to, Awards, (4) prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, (5) construe and interpret the Plan and Award Agreements and correct defects, supply omissions, and reconcile inconsistencies therein, (6) suspend the right to exercise Awards during any period that the Committee deems appropriate to comply with applicable securities laws, and thereafter extend the exercise period of an Award by an equivalent period of time or such shorter period required by applicable law, including Section 409A of the Code, and (7) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Any action of

8

the Committee shall be final, conclusive, and binding on all persons, including, without limitation, each member of the Company Group, Eligible Persons, Participants, and beneficiaries of Participants. For the avoidance of doubt, the Board shall have the authority to take all actions under the Plan that the Committee is permitted to take.

(b) Delegation. To the extent permitted by applicable law, the Committee may delegate to officers or employees of any member of the Company Group, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions under the Plan, including, but not limited to, administrative functions, as the Committee may determine appropriate. The Committee may appoint agents to assist it in administering the Plan. Any actions taken by an officer or employee delegated authority pursuant to this Section 3(b) within the scope of such delegation shall, for all purposes under this Plan, be deemed to be an action taken by the Committee. Notwithstanding the foregoing or any other provision of the Plan to the contrary: (i) any Award granted under the Plan to any Eligible Person who is not an employee of any member of the Company Group (including any non-employee director of any member of the Company Group) must be expressly approved by the Committee; (ii) no officer may grant an Award to himself or herself; and (iii) the Committee may not delegate authority to an officer who is acting solely in the capacity of an officer (and not also as a director of the Company) to determine the Fair Market Value pursuant to Section 2(w) hereof.

(c) Sections 409A and 457A. The Committee shall take into account compliance with Sections 409A and 457A of the Code in connection with any grant of an Award under the Plan, to the extent applicable. Any payments in respect of an Award constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination shall be delayed for such period as may be necessary to meet the requirements of Section 409A(a)(2)(B)(i) of the Code. On the first business day following the expiration of such period, the Participant shall be paid, in a single lump sum without interest, an amount equal to the aggregate amount of all payments delayed pursuant to the preceding sentence, and any remaining payments not so delayed shall continue to be paid pursuant to the payment schedule applicable to such Award. While the Awards granted hereunder are intended to be structured in a manner to avoid the imposition of any penalty taxes under Sections 409A and 457A of the Code, in no event whatsoever shall the Company Group be liable for any additional tax, interest, or penalties that may be imposed on a Participant as a result of Section 409A or Section 457A of the Code or any damages for failing to comply with Section 409A or Section 457A of the Code or any similar state or local laws (other than for withholding obligations or other obligations applicable to employers, if any, under Section 409A or Section 457A of the Code).

4.	SHARES AVAILABLE UNDER THE PLAN.

(a) Number of Shares Available for Delivery. Subject to adjustment as provided in Section 11 hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be equal to the sum of (1) 18,700,000 plus (2) to the extent that an award outstanding under the Prior Plans as of the Effective Date expires or is canceled, forfeited, settled in cash, or otherwise terminated without a delivery to the grantee of the full number of shares to which the award related, the number of shares that are cancelled, forfeited or undelivered. Shares of Stock delivered under the Plan shall consist of

9

authorized and unissued shares or previously issued shares of Stock reacquired by the Company on the open market or by private purchase. Notwithstanding any other provision of the Plan to the contrary, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to Incentive Stock Options is 188,232, subject to adjustment as provided in Section 11 hereof.

(b) Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double-counting (as, for example, in the case of tandem or substitute Awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. To the extent that an Award expires or is canceled, forfeited, settled in cash, or otherwise terminated without delivery to the Participant of the full number of shares of Stock to which the Award related, the undelivered shares will again be available for delivery under the Plan. Shares withheld in payment of the exercise price or taxes relating to an Award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall not be deemed to constitute shares delivered to the Participant and shall be deemed to again be available for delivery under the Plan.

5.	OPTIONS.

(a) General. Nonstatutory Stock Options may be granted to Eligible Persons, Incentive Stock Options may be granted only to employees of the Company or any Parent or Subsidiary of the Company. Options may be granted in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of Options shall be set forth in Option Agreements, which agreements need not be identical.

(b) Term. The term of each Option shall be set by the Committee at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after, and each Option shall expire, ten (10) years from the date it was granted. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns (or is treated as owning under Section 424 of the Code) stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any Parent or Subsidiary of the Company), the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

(c) Exercise Price. The exercise price per share of Stock for each Option shall be set by the Committee at the time of grant; provided, however, that if an Option is intended to qualify as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code, then the applicable exercise price shall not be less than the Fair Market Value on the date of grant. In addition, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns (or is treated as owning under Section 424 of the Code) stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any Parent or Subsidiary of the Company), the applicable exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant. Notwithstanding the foregoing provisions of this Section 5(c), Options may be granted with an exercise price of less than one hundred percent (100%) of the Fair Market Value on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

10

(d) Payment for Stock. Payment for shares of Stock acquired pursuant to an Option granted hereunder shall be made in full upon exercise of the Option in a manner approved by the Committee, which may include any of the following payment methods: (1) in immediately available funds in United States dollars, or by certified or bank cashier’s check, (2) by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of shares of Stock underlying the Option so exercised reduced by the number of shares of Stock equal to the aggregate exercise price of the Option divided by the Fair Market Value on the date of exercise, (3) by delivery of shares of Stock having a Fair Market Value equal to the exercise price, or (4) by any other means approved by the Committee. Anything herein to the contrary notwithstanding, if the Committee determines that any form of payment available hereunder would be in violation of Section 402 of the Sarbanes-Oxley Act of 2002, such form of payment shall not be available on or following the date on which the Company (or any of its affiliates) files an initial registration statement for an IPO.

(e) Vesting. Options shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case, as may be determined by the Committee and set forth in an Option Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Option at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon the Termination of a Participant for any reason. Notwithstanding the foregoing, the Committee may provide in the Option Agreement that the Participant may elect to exercise all or a portion of an Option before it has otherwise become exercisable; provided, however, that any shares of Stock so purchased shall be Restricted Stock and shall be subject to (x) a repurchase in favor of the Company during a specified restricted period, with the repurchase price equal to the lesser of (i) the original purchase price paid for such Stock and (ii) the Fair Market Value of the Stock at the time of repurchase, and (y) such other restrictions as the Committee deems appropriate.

(f) Transferability of Options. Except in connection with a Permitted Transfer of vested Options, an Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. To the extent that a Participant wishes to make a Permitted Transfer of vested Options, it shall be a condition of each such Permitted Transfer that (1) the transferee agrees to be bound by the terms of the Plan and the applicable Option Agreement as though no such transfer had taken place, and (2) the Participant has complied with all applicable law in connection with such transfer. The Participant and the transferee shall execute any documents reasonably required by the Committee to effectuate such Permitted Transfer.

(g) Termination of Employment or Service. Except as provided by the Committee in an Option Agreement or otherwise:

(1) In the event of the Termination of a Participant prior to the Expiration Date for any reason other than (A) by the Service Recipient for Cause or

11

(B) by reason of the Participant’s death or Disability, (i) all vesting with respect to such Participant’s Options shall cease, (ii) all of such Participant’s unvested Options shall terminate as of the date of such Termination, and (iii) each of such Participant’s vested Options shall terminate on the earlier of the applicable Expiration Date and the date that is ninety (90) days after the date of such Termination.

(2) In the event of the Termination of a Participant prior to the Expiration Date by reason of such Participant’s death or Disability, (A) all vesting with respect to such Participant’s Options shall cease, (B) all of such Participant’s unvested Options shall terminate as of the date of such Termination, and (C) each of such Participant’s vested Options shall terminate on the earlier of the applicable Expiration Date and the date that is twelve (12) months after the date of such Termination. In the event of a Participant’s death, such Participant’s Options shall remain exercisable by the person or persons to whom a Participant’s rights under the Options pass by will or by the applicable laws of descent and distribution until the applicable Expiration Date, but only to the extent that the Options were vested at the time of such Termination.

(3) In the event of the Termination of a Participant prior to the Expiration Date by the Service Recipient for Cause, all of such Participant’s Options (whether or not vested) shall immediately terminate as of the date of such Termination.

(h) Incentive Stock Option Limitations. Each Option will be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under the Plan and/or any other stock option plan of the Company or any Parent or Subsidiary of the Company) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 5(h), Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the shares will be determined as of the time the Option with respect to such shares is granted, and such calculations will be performed in accordance with Section 422 of the Code. In addition, if an Eligible Person does not remain employed by the Company or any Parent or Subsidiary of the Company at all times from the time an Incentive Stock Option is granted until three months prior to the date of exercise thereof (or such other period as required by applicable law), such Option shall be treated as a Nonstatutory Stock Option. Neither the Company nor the Committee shall have any liability to a Participant or any other party, (1) if an Option (or any part thereof) which is intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (2) for any action or omission by the Committee that causes an Option not to qualify as an Incentive Stock Option, including without limitation, the conversion of an Incentive Stock Option to a Nonstatutory Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to satisfy the requirements under the Code applicable to an Incentive Stock Option.

12

6.	RESTRICTED STOCK.

(a) General. Restricted Stock may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Awards of Restricted Stock shall be set forth in separate Restricted Stock Agreements, which agreements need not be identical. Subject to the restrictions set forth in Section 6(b) hereof, and except as otherwise set forth in the applicable Restricted Stock Agreement, the Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. Unless otherwise set forth in a Participant’s Restricted Stock Agreement, cash dividends and stock dividends, if any, with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which such dividends relate. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.

(b) Vesting and Restrictions on Transfer. Restricted Stock shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a Restricted Stock Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Award of Restricted Stock at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Award of Restricted Stock shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon the Termination of a Participant for any reason. In addition to any other restrictions set forth in a Participant’s Restricted Stock Agreement, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock prior to the time the Restricted Stock has vested pursuant to the terms of the Restricted Stock Agreement.

(c) Termination of Employment or Service. Except as provided by the Committee in a Restricted Stock Agreement or otherwise, in the event of the Termination of a Participant for any reason prior to the time that such Participant’s Restricted Stock has vested, (i) all vesting with respect to such Participant’s Restricted Stock shall cease, and (ii) as soon as practicable following such Termination, the Company shall repurchase from the Participant, and the Participant shall sell, all of such Participant’s unvested shares of Restricted Stock at a purchase price equal to the original purchase price paid for the Restricted Stock; provided that, if the original purchase price paid for the Restricted Stock is equal to zero dollars ($0), such unvested shares of Restricted Stock shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination.

7.	OTHER STOCK-BASED AWARDS.

The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based upon, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may also grant Stock as a bonus (whether or not subject to any vesting requirements or other restrictions on transfer), and may grant other awards in lieu of obligations of any member of the Company Group to pay cash or

13

deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee. The terms and conditions applicable to such Awards shall be determined by the Committee and evidenced by Award Agreements, which agreements need not be identical.

8.	RESTRICTIONS ON STOCK; PROXY.

(a) Prohibition on Transfers. Except (1) as otherwise approved by the Committee, (2) pursuant to subsection (b), (c) or (d) of this Section 8, or (3) pursuant to Section 9 hereof, shares of Stock acquired by a Participant pursuant to the issuance, vesting, exercise, or settlement of any Award granted hereunder may not be sold, transferred, hedged, pledged or otherwise disposed of prior to the six (6) month anniversary following the IPO Date (the “Lock-Up Period”). If requested by the underwriters managing any public offering, each Participant shall execute a separate agreement to the foregoing effect. The Company may impose stop-transfer instructions with respect to the Stock (or securities) subject to the foregoing restriction until the end of such Lock-Up Period.

(b) Drag-Along Rights.

(1) If at any time and from time to time, the Investors desire to (A) sell at least a majority of the Company Securities beneficially owned by them to one or more third parties, (B) approve any merger, amalgamation, or consolidation of the Company with or into one or more third parties, or (C) approve any sale of all or substantially all of the Company’s assets to one or more third parties, the Investors shall have the right (the “Drag-Along Right”), but not the obligation, to require each Participant (x) in the case of a transfer of the type referred to in clause (A), to sell in such sale, in accordance with the terms set forth herein, an equivalent percentage of such Participant’s shares of Stock received in connection with Awards granted hereunder (the “Subject Shares”) for the Per Share Drag-Along Purchase Price (as defined below), or (y) in the case of a merger, amalgamation, or consolidation or sale of assets or other transaction, referred to in clause (B) or (C), to vote (or act by written consent with respect to) all of such Participant’s Subject Shares in favor of such transaction and to waive any dissenters’ rights, appraisal rights, or similar rights that such Participant may have under applicable law. Each Participant agrees to take all steps necessary to enable such Participant to comply with the provisions of this Section 8(b) to facilitate the Investors’ exercise of a Drag-Along Right. As used herein, “Per Share Drag-Along Purchase Price” means the same consideration per share of Stock as is received by the Investors with respect to their shares of Company Securities in the proposed transaction, including equivalent rights to receive (when and if paid) a proportionate share of any deferred consideration, earn-out, or escrow funds that may become available to the Investors in connection with such transaction (less, in the case of Options, warrants, or other convertible securities, the exercise or purchase price thereof and less any applicable employment taxes or withholding obligations); provided, however, that if the Company Securities include preferred stock of the Company, such per-share price shall be calculated based upon the implied equity value of each share of Stock (less, in the case of Options, warrants, or other convertible securities, the exercise or purchase price thereof) determined by reference to the per-share price being paid for the preferred stock and after giving effect

14

to all amounts payable to the holders of preferred stock prior and in preference to the Stock pursuant to the liquidation preference provisions of the Company’s certificate of incorporation or other applicable organizational documents; provided, further, that if the per-share price being paid for such preferred stock includes any rights to receive a proportionate share of any deferred consideration, earn-out, or escrow funds that may become available to the holders of preferred stock in connection with the transaction, such amounts shall be considered when determining the implied equity price of each share of Stock, but any portion of such amount included in the implied equity price of each share of Stock shall not be paid to Participants required to sell Subject Shares pursuant to this Section 8(b) unless and until the portions of such amount included in the price per share being paid for the preferred stock are paid to the holders of the preferred stock and only to the extent that the holders of the preferred stock have received all amounts payable to the holders of preferred stock prior and in preference to the Stock pursuant to the liquidation preference provisions of the Company’s certificate of incorporation.

(2) To exercise the rights granted under this Section 8(b), the Investors shall give each Participant a written notice (a “Drag-Along Notice”) containing the proposed Per Share Drag-Along Purchase Price with respect to the Subject Shares and the terms of payment and other material terms and conditions of the offer of the proposed transferee(s). Each Participant shall thereafter be obligated to sell his or her Subject Shares to the proposed transferee(s) or vote (or act by written consent with respect to) his or her Subject Shares in favor of the proposed transaction, as the case may be, in accordance with Section 8(b)(1) hereof.

(3) Each Participant shall execute and deliver such instruments of conveyance and transfer and take such other actions, including executing any purchase agreement, merger agreement, amalgamation agreement, consolidation agreement, indemnity agreement, escrow agreement, or related documents, as may be reasonably required by the Investors or the Company in order to carry out the terms and provisions of this Section 8(b). Without limiting the foregoing, in the event that the Investors, in connection with the transaction contemplated by such Drag-Along Right, appoint a stockholder representative (the “Stockholder Representative”) under the applicable definitive transaction agreements, each Participant shall, (x) consent to (i) the appointment of such Stockholder Representative, (ii) the establishment of any applicable escrow, expense or similar fund in connection with any indemnification or similar obligations, and (iii) the payment of such Participation’s pro rata portion (from the applicable escrow or expense fund or otherwise) of any and all reasonable fees and expenses to such Stockholder Representative in connection with such Stockholder Representative’s services and duties in connection with such transaction and its related service as the representative of the stockholders, and (y) agree to not assert any claim or commence any suit against the Stockholder Representative or any other stockholder with respect to any action or inaction taken or failed to be taken by the Stockholder Representative in connection with its service as the Stockholder Representative, absent fraud or willful misconduct.

15

(4) Each Participant acknowledges the rights of the Investors to act on behalf of such Participant pursuant to Section 8(b). At the closing of the proposed transaction, each such Participant shall deliver, against receipt of the consideration payable in such transaction, certificates representing the Subject Shares, together with executed stock powers or other instruments of transfer acceptable to the Investors and the transferee of such Subject Shares.

(5) Notwithstanding anything contained in this Section 8(b), in the event that all or a portion of the purchase price for the Subject Shares being purchased consists of securities, and the sale of such securities to a Participant would require either a registration under the Securities Act or the preparation of a disclosure document pursuant to Regulation D under the Securities Act (or any successor regulation) or any similar requirement under similar provision of any state or non–United States securities law, then, at the option of the Investors, such Participants may proportionately receive, in lieu of such securities, the Fair Market Value of some or all of such securities in cash, as determined in good faith by the Board.

(6) The rights provided in this Section 8(b) shall expire upon the IPO Date.

(c) Permitted Transfers. Stock acquired upon issuance, vesting, exercise, or settlement of an Award may be transferred in connection with a Permitted Transfer; provided, however, that it shall be a condition of each such Permitted Transfer that (1) the transferee agrees to be bound by the terms of the Plan and the applicable Award Agreement as though no such transfer had taken place, and (2) the Participant has complied with all applicable laws in connection with such transfer. The Participant and the transferee shall execute any documents reasonably required by the Committee to effectuate such Permitted Transfer.

(d) Right of First Refusal. Any shares of Stock acquired by a Participant pursuant to the issuance, vesting, exercise, or settlement of any Award granted hereunder may be sold or transferred prior to the IPO Date, provided that, such shares shall first be offered to the Company as follows (the “Right of First Refusal”):

(1) The Participant shall promptly deliver a notice (“Notice”) to the Company stating (i) the Participant’s bona fide intention to sell or transfer such shares of Stock, (ii) the number of such shares of Stock to be sold or transferred, and the basic terms and conditions of such sale or transfer, (iii) the price for which the Participant proposes to sell or transfer such shares of Stock, (iv) the name of the proposed purchaser or transferee, and (v) proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable U.S. federal, state or foreign securities laws. The Notice shall be signed by both the Participant and the proposed purchaser or transferee and must constitute a binding commitment subject to the Company’s Right of First Refusal as set forth herein.

(2) Within thirty (30) days after receipt of the Notice, the Company may elect to purchase all or any portion of the shares of Stock to which the Notice refers, at the price per share specified in the Notice. If the Company elects not to purchase all or

16

any portion of the shares of Stock, the Company may assign its right to purchase all or any portion of the shares of Stock. The assignees may elect within thirty (30) days after receipt by the Company of the Notice to purchase all or any portion of the shares of Stock to which the Notice refers, at the price per share of Stock specified in the Notice. An election to purchase shall be made by written notice to the Participant. Payment for shares of Stock purchased pursuant to this Section 8(d) shall be made within thirty (30) days after receipt by the Company of the Notice and, at the option of the Company, may be made by cancellation of all or a portion of outstanding indebtedness, if any, or in cash or both.

(3) If all or any portion of the shares of Stock to which the Notice refers are not elected to be purchased, as provided in Section 8(d)(2), the Participant may sell those shares of Stock to any person named in the Notice at the price specified in the Notice, provided that such sale or transfer complies with Section 8(d)(7) hereof and is consummated within sixty (60) days of the date of said Notice to the Company, and provided, further, that any such sale is made in compliance with applicable U.S. federal, state and foreign securities laws and not in violation of any other contractual restrictions to which the Participant is bound. The third-party purchaser shall be bound by, and shall acquire the shares of Stock subject to, the provisions of this Plan and the applicable Award Agreement as though no such transfer had taken place, including the Company’s Drag-Along Rights, Right of First Refusal and Repurchase Right.

(4) Any proposed transfer on terms and conditions different from those set forth in the Notice, as well as any subsequent proposed transfer shall again be subject to the Company’s Right of First Refusal and shall require compliance with the procedures described in this Section 8(d).

(5) The Participant agrees to cooperate affirmatively with the Company, to the extent reasonably requested by the Company, to enforce rights and obligations pursuant to this Plan.

(6) Notwithstanding the above, neither the Company nor any assignee of the Company under this Section 8(d) shall have any right under this Section 8(d) at any time subsequent to the IPO Date.

(7) The Company may object to the proposed transfer of the Participant’s shares of Stock to a proposed purchaser or transferee for the following reasons: (i) the Participant’s sale will be to a direct competitor of the Company or to any of its shareholders; or (ii) the proposed transfer will jeopardize or compromise the Company’s position with regard to any existing or proposed agreements or contracts or renewals thereof.

(8) This Section 8(d) shall not apply to any Permitted Transfer.

(e) Grant of Irrevocable Proxy. As a condition of the grant of any Award under the Plan, each Participant shall grant to the Investors, acting jointly, the Participant’s irrevocable proxy, and appoint the Investors, or any designee or nominee of the Investors, as the

17

Participant’s attorney-in-fact (with full power of substitution and resubstitution), for and in his or her name, place, and stead, to (1) vote or act by written consent with respect to the Subject Shares (whether or not vested) now or hereafter owned by the Participant (or any transferee), including the right to sign such Participant’s name, as a stockholder, to any consent, certificate, or other document relating to the Company that applicable law may require, in connection with any and all matters (other than any amendment to the Plan that would require stockholder approval), including, without limitation, the election of directors and the sale or transfer of any Subject Shares as contemplated by this Section 8, and (2) take any and all action necessary to sell or otherwise transfer any Subject Shares as contemplated by this Section 8. Such proxy shall be coupled with an interest, and the Participant will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. In the event that any or all provisions of this Section 8(d) are determined to be unenforceable, each Participant shall grant a proxy that, to the fullest extent permitted by applicable law, preserves the intent of and provides the Investors with substantially the same benefits of this Section 8(d). The proxy described in this subsection (d) shall terminate upon the IPO Date.

(f) Stockholders’ or Similar Agreement. Except as provided by the Committee in an Award Agreement or otherwise, in the event that a Participant is a party to any stockholders’ or similar agreement with the Company and/or the Investors containing similar provisions to those set forth in this Section 8, the provisions of this Section 8 shall continue to apply to such Participant and any shares of Stock acquired pursuant to any Award hereunder, and shall be in addition to, and not in lieu of, the terms and conditions of such stockholders’ or similar agreement.

9.	REPURCHASE RIGHTS UPON TERMINATION.

(a) Company Repurchase Right. If, prior to the Repurchase Right Lapse Date, a Participant undergoes a Termination with the Service Recipient for any reason, then at any time during the Repurchase Right Exercise Period, in addition to any repurchase right or obligation of the Company with respect to unvested shares of Restricted Stock as provided in Section 6 hereof, the Company shall have the right to repurchase the shares of Stock and Stock Equivalents received by the Participant pursuant to Awards granted hereunder at a per-share price equal to the Repurchase Price (the “Repurchase Right”). The Repurchase Right shall be exercisable upon written notice to the Participant indicating the number of shares of Stock and/or Stock Equivalents to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice; provided, however, that except in extraordinary circumstances, as determined by the Committee, the Company shall not exercise the Repurchase Right with respect to Stock acquired pursuant to an Award or Stock Equivalents prior to (1) the six (6) month anniversary of the date an Award not subject to exercise or deferred settlement vests or (2) the six (6) month anniversary of the date an Award that is subject to exercise or deferred settlement is exercised or settled. To the extent not otherwise held in book entry form by the Company, the certificates representing the shares of Stock and/or Stock Equivalents to be repurchased shall be delivered to the Company prior to the close of business on the date specified for the repurchase.

18

(b) Payment of Repurchase Price.

(1) If the Company exercises the Repurchase Right following the Termination of a Participant other than by the Service Recipient for Cause, the aggregate Repurchase Price shall be paid in a lump sum at the time of repurchase.

(2) If the Company exercises the Repurchase Right following the Termination of a Participant by the Service Recipient for Cause, the Company shall be permitted to issue a promissory note equal to the aggregate Repurchase Price in lieu of a cash payment; provided, however, that such promissory note shall have a maturity date that does not exceed three (3) years from the date of such repurchase, shall bear simple interest of not less than the Prime Rate in effect on the date of such repurchase, and shall be payable as to interest in equal monthly installments during the term of the note and as to principal on the maturity date.

(c) Delay of Repurchase. Notwithstanding anything contained in this Section 9 to the contrary, in the event that any repurchase described herein would result in a default under any applicable financing documents of any member of the Company Group, or would otherwise be prohibited by applicable law (as applicable, a “Prohibition Event”), commencement of the applicable Repurchase Right Exercise Period shall be delayed until the Prohibition Event ceases to exist, but in no event shall such delay extend for more than eighteen (18) months. Without limiting the foregoing, at any time prior to the Repurchase Right Lapse Date, the Company shall be permitted to assign the Repurchase Right to the Investors.

(d) Participant Representations. In connection with any repurchase of shares of Stock or Stock Equivalents pursuant to this Section 9, the Company will be entitled to receive customary representations and warranties from the Participant regarding the repurchase of such shares of Stock or Stock Equivalents as may be reasonably requested by the Company, including, but not limited to, the representation that the Participant has good and marketable title to such shares of Stock or Stock Equivalents to be transferred free and clear of all liens, claims, and other encumbrances.

10.	COMPETITIVE ACTIVITIES.

Notwithstanding anything contained in the Plan to the contrary and to the extent permitted by applicable law, except as otherwise provided by the Committee in an Award Agreement or otherwise, in the event that a Participant engages in any Competitive Activity during the term of such Participant’s employment or service with the Service Recipient or during the six (6) month period following the Termination of such Participant for any reason, the Committee may determine, in its sole discretion, to (a) require all Awards held by such Participant to be immediately forfeited and returned to the Company without additional consideration, (b) require all shares of Stock acquired upon the issuance, vesting, exercise, or settlement of Awards within the twelve (12) month period prior to the date of such Competitive Activity to be immediately forfeited and returned to the Company without additional consideration, and (c) to the extent that such Participant received any profit from the sale of any Stock underlying an Award within the twelve (12) month period prior to the date of such Competitive Activity, require that such Participant promptly repay to the Company any profit received pursuant to such sale.

19

11.	ADJUSTMENT FOR RECAPITALIZATION, MERGER, ETC.

(a) Capitalization Adjustments. The aggregate number of shares of Stock that may be delivered in connection with Awards (as set forth in Section 4 hereof), the number of shares of Stock covered by each outstanding Award, and the price per share of Stock underlying each such Award shall be equitably and proportionally adjusted or substituted, as determined by the Committee, as to the number, price, or kind of a share of Stock or other consideration subject to such Awards (1) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award (including any Corporate Event); (2) in connection with any extraordinary dividend declared and paid in respect of shares of Stock, whether payable in the form of cash, stock, or any other form of consideration; or (3) in the event of any change in applicable laws or circumstances that results in or could result in, in either case, as determined by the Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants in the Plan. In no event shall any adjustments be made in connection with the conversion of one or more outstanding shares of preferred stock of the Company into shares of Stock.

(b) Corporate Events. Notwithstanding the foregoing, except as provided by the Committee in an Award Agreement or otherwise, in connection with (1) a merger, amalgamation, or consolidation involving the Company in which the Company is not the surviving corporation, (2) a merger, amalgamation, or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation or other property or cash, (3) a Change in Control, or (4) the reorganization or liquidation of the Company (each, a “Corporate Event”), the Committee may, in its discretion, provide for any one or more of the following:

(1) The assumption or substitution of any or all Awards in connection with such Corporate Event, in which case the Awards shall be subject to the adjustment set forth in subsection (a) above, and to the extent that such Awards vest subject to the achievement of performance objectives or criteria, such objectives or criteria shall be adjusted appropriately to reflect the Corporate Event;

(2) The acceleration of vesting of any or all Awards, subject to the consummation of such Corporate Event;

(3) The cancellation of any or all Awards (whether vested or unvested) as of the consummation of such Corporate Event, together with the payment to the Participants holding vested Awards (including any Awards that would vest upon the Corporate Event but for such cancellation) so canceled of an amount in respect of cancellation based upon the per-share consideration being paid for the Stock in connection with such Corporate Event, less, in the case of Options and other Awards subject to exercise, the applicable exercise price; provided, however, that holders of Options and other Awards subject to exercise shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the applicable exercise price is greater than zero dollars ($0), and to the extent that the per-share consideration is less than or equal to the applicable exercise price, such Awards shall be canceled for no consideration;

20

(4) The cancellation of any or all Options and other Awards subject to exercise (whether vested or unvested) as of the consummation of such Corporate Event; provided, that, all Options and other Awards to be so cancelled pursuant to this paragraph (4) shall first become exercisable for a period of at least ten (10) days prior to such Corporate Event, with any exercise during such period of any unvested Options or other Awards to be (A) contingent upon and subject to the occurrence of the Corporate Event, and (B) effectuated by such means as are approved by the Committee; and

(5) The replacement of any or all Awards (other than Awards that are intended to qualify as “stock rights” that do not provide for a “deferral of compensation” within the meaning of Section 409A of the Code) with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the Corporate Event), with subsequent payment of cash incentives subject to the same vesting conditions as applicable to the Awards so replaced and payment to be made within thirty (30) days of the applicable vesting date.

Payments to holders pursuant to paragraph (3) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or a combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time (less any applicable exercise price). In addition, in connection with any Corporate Event, prior to any payment or adjustment contemplated under this subsection (b), the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his or her Awards, (B) bear such Participant’s pro-rata share of any post-closing indemnity obligations and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Stock, and (C) deliver customary transfer documentation as reasonably determined by the Committee.

The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Committee may take different actions with respect to the vested and unvested portions of an Award.

(c) Fractional Shares. Any adjustment provided under this Section 11 may, in the Committee’s discretion, provide for the elimination of any fractional share that might otherwise become subject to an Award.

12.	SECTION 280G OF THE CODE; STOCKHOLDER APPROVAL.

Notwithstanding anything herein to the contrary, unless the Section 280G Approval has been obtained, if in connection with a Qualifying Transaction a Participant becomes entitled to benefits under the Plan (including, but not limited to, with respect to any vesting, settlement, or payment of an Award) that would result in a “parachute payment” (as defined in

21

Section 280G(b)(2) of the Code), after taking into account any other payments in the nature of compensation that a Participant would have a right to receive from the Company and any other “person” (as defined in Section 3(a)(9) of the Exchange Act) that are contingent upon such Qualifying Transaction (collectively, the “280G Payments”) and such 280G Payments will be subject to the tax (the “Excise Tax”) imposed by Section 4999 of the Code, the Company shall pay to the Participant the greatest of the following, whichever gives the Participant the highest net after-tax amount (after taking into account federal, state, local and social security taxes at the maximum marginal rates (including the Excise Tax)): (x) the full value of such 280G Payments or (y) one dollar less than the amount of any 280G Payments that would subject the Participant to the Excise Tax.

Prior to the occurrence of a Qualifying Transaction, the Company shall use its commercially reasonable best efforts to submit to stockholders for Section 280G Approval the acceleration of vesting, settlement, or payments that would not occur pursuant to the previous sentence absent such Section 280G Approval.

13.	USE OF PROCEEDS.

The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

14.	RIGHTS AND PRIVILEGES AS A STOCKHOLDER.

Except as otherwise specifically provided in the Plan, no person shall be entitled to the rights and privileges of Stock ownership in respect of shares of Stock that are subject to Awards hereunder until such shares have been issued to that person.

15.	EMPLOYMENT OR SERVICE RIGHTS.

No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for the grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of any member of the Company Group.

16.	COMPLIANCE WITH LAWS.

(a) Delivery of shares of Stock. The obligation of the Company to deliver Stock upon issuance, vesting, exercise, or settlement of any Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Stock pursuant to an Award unless such shares have been properly registered for sale with the Securities and Exchange Commission pursuant to the Securities Act (or with a similar non–United States regulatory agency pursuant to a similar law or regulation) or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the

22

Securities Act any of the shares of Stock to be offered or sold under the Plan or any shares of Stock to be issued upon exercise or settlement of Awards. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

(b) Investment Assurances. The Committee may require a Participant, as a condition of exercising or acquiring Stock under any Award, (1) to give written assurances satisfactory to the Committee as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Committee who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (2) to give written assurances satisfactory to the Committee stating that the Participant is acquiring Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative (A) following the IPO Date, or (B) if, as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

17.	WITHHOLDING OBLIGATIONS.

As a condition to the issuance, vesting, exercise, or settlement of any Award, the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the amount of all federal, state, and local income and other taxes of any kind required or permitted to be withheld in connection with such issuance, vesting, exercise, or settlement. The Committee, in its discretion, may permit shares of Stock to be used to satisfy tax withholding requirements, and such shares shall be valued at their Fair Market Value as of the issuance, vesting, exercise, or settlement date of the Award, as applicable; provided, however, that the aggregate Fair Market Value of the number of shares of Stock that may be used to satisfy tax withholding requirements may not exceed the minimum statutorily required withholding amount with respect to such Award.

18.	AMENDMENT OF THE PLAN OR AWARDS.

(a) Amendment of Plan. The Board may amend the Plan at any time and from time to time.

(b) Amendment of Awards. The Board or the Committee may amend the terms of any one or more Awards at any time and from time to time.

(c) Addenda. The Board may approve such addenda to the Plan as it may consider necessary or appropriate for the purpose of granting Awards to Eligible Persons, which Awards may contain such terms and conditions as the Board deems necessary or appropriate to accommodate differences in local law, tax policy or custom, which, if so required under

23

applicable laws, may deviate from the terms and conditions set forth in the Plan. The terms of any such addenda shall supersede the terms of the Plan to the extent necessary to accommodate such differences but shall not otherwise affect the terms of the Plan as in effect for any other purpose.

(d) Stockholder Approval; No Impairment. Notwithstanding anything herein to the contrary, no amendment to the Plan or any Award shall be effective without stockholder approval to the extent that such approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which the Stock is listed. Additionally, no amendment to the Plan or any Award shall materially and disproportionately impair a Participant’s rights under any Award unless the Participant consents in writing (it being understood that no action taken by the Board or the Committee that is expressly permitted under the Plan, including, without limitation, any actions described in Section 11 hereof, shall constitute an amendment to the Plan or an Award for such purpose). Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant’s consent, the Board or the Committee may amend the terms of the Plan or any one or more Awards from time to time as necessary to bring such Awards into compliance with applicable law, including, without limitation, Section 409A of the Code.

(e) Repricing of Awards Without Stockholder Approval. The repricing of Awards shall be expressly permitted without stockholder approval. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (1) changing the terms of an Award to lower its exercise price (other than on account of capital adjustments resulting from share splits, etc., as described in Section 11(a) hereof), (2) any other action that is treated as a repricing under generally accepted accounting principles, and (3) repurchasing for cash or canceling an Award in exchange for another Award at a time when its exercise price is greater than the Fair Market Value of the underlying Stock, unless the cancellation and exchange occurs in connection with an event set forth in Section 11(b) hereof.

19.	TERMINATION OR SUSPENSION OF THE PLAN.

The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the latest to occur of (a) the date the Plan is adopted by the Board, (b) the date the Plan is approved by the Company’s stockholders, to the extent applicable, (c) the most recent date on which an increase to the number of shares of Stock reserved for issuance pursuant to Section 4(a) hereof is adopted by the Board, and (d) the most recent date on which an increase to the number of shares of Stock reserved for issuance pursuant to Section 4(a) hereof is approved by the Company’s stockholders, to the extent applicable. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated; provided, however, that following any suspension or termination of the Plan, the Plan shall remain in effect for the purpose of governing all Awards then outstanding hereunder until such time as all Awards under the Plan have been terminated, forfeited, or otherwise canceled, or earned, exercised, settled, or otherwise paid out in accordance with their terms.

24

20.	EFFECTIVE DATE OF THE PLAN.

The Plan is effective as of the Effective Date.

21.	MISCELLANEOUS.

(a) Certificates. Stock acquired pursuant to Awards granted under the Plan may be evidenced in such a manner as the Committee shall determine. If certificates representing Stock are registered in the name of the Participant, the Committee may require that (1) such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Stock, (2) the Company retain physical possession of the certificates, and (3) the Participant deliver a stock power to the Company, endorsed in blank, relating to the Stock. Notwithstanding the foregoing, unless otherwise determined by the Committee, in its sole discretion, the Stock shall be held in book-entry form rather than delivered to the Participant pending the release of any applicable restrictions.

(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares of Stock) that are inconsistent with those in the Award Agreement as a result of a clerical error in connection with the preparation of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

(c) Clawback/Recoupment Policy. Notwithstanding anything contained herein to the contrary, all Awards granted under the Plan shall be subject to any incentive compensation clawback or recoupment policy as may be adopted by the Board in connection with or following an IPO to comply with applicable law or the rules and regulations of the stock exchange to which the Company is subject or which it is reasonably expected to become subject (including for this purpose proposed rules and regulations), as may be amended from time to time. No such policy, adoption, or amendment shall in any event require the prior consent of any Participant. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with any member of the Company Group.

(d) Participants Outside of the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then a resident, or is primarily employed or providing services, outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then a resident or primarily employed or providing services, or so that the value and other benefits of the Award to the Participant, as affected by non–United States tax laws and other restrictions applicable as a result of the Participant’s residence, employment, or providing services abroad, shall be comparable to the value of such Award to a Participant who is a resident, or is primarily employed or providing

25

services, in the United States. An Award may be modified under this Section 21(d) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation. Additionally, the Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are non–United States nationals or are primarily employed or providing services outside the United States.

(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any member of the Company Group is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right, in its sole discretion, to (i) make a corresponding reduction in the number of shares of Stock subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(g) Non-Exempt Employees. If an Option is granted to an employee of the Company Group in the United States who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option will not be first exercisable for any shares of Stock until at least six (6) months following the date of grant of the Option (although the Option may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (1) if such non-exempt employee of the Company Group dies or suffers a Disability, (2) upon a Corporate Event in which such Option is not assumed, continued, or substituted, (3) upon a Change in Control, or (4) upon the Participant’s retirement (as such term may be defined in the applicable Award Agreement or a Participant Agreement, or, if no such definition exists, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 21(g) will apply to all Awards.

(h) Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this subsection by and among, as applicable, the Company Group for the exclusive purpose of implementing, administering, and managing the Plan and

26

Awards and the Participant’s participation in the Plan. In furtherance of such implementation, administration, and management, the Company Group may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company Group held by such Participant, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of a Participant’s participation in the Plan, each member of the Company Group may transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and such Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Participant’s eligibility to participate in the Plan, and, in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

(i) No Liability of Committee Members. No member of the Committee (nor any employee or director delegated authority pursuant to Section 3(b) hereof) shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against all costs and expenses (including counsel fees) and liabilities (including sums paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan, unless arising out of such person’s own fraud or willful misconduct; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s certificate or articles of incorporation or bylaws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

27

(j) Payments Following Accidents or Illness. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to the principles of conflicts of laws thereof.

(l) Arbitration. All disputes and claims of any nature that a Participant (or such Participant’s transferee or estate), the Company or any other member of the Company Group may have arising out of or in any way related to the Plan or any Award Agreement must be submitted solely and exclusively to binding arbitration in accordance with the then-current employment arbitration rules and procedures of the American Arbitration Association (AAA) to be held in Howard County, Maryland. All information regarding the dispute or claim and arbitration proceedings, including any settlement, shall not be disclosed by the Participant or any arbitrator to any third party without the written consent of the Company, except with respect to judicial enforcement of any arbitration award. Any arbitration claim must be brought solely in the Participant’s (or such Participant’s transferee’s or estate’s) individual capacity and not as a claimant or class member (or similar capacity) in any purported multiple-claimant, class, collective, representative or similar proceeding, and the arbitrator may not permit joinder of any multiple claimants and their claims without the express written consent of the Company. Any arbitrator selected to adjudicate the claim must be knowledgeable in the industry standards and practices, and, by signing an Award Agreement, each Participant will be deemed to agree that any claims pursuant to the Plan or an Award Agreement is inherently a matter involving interstate commerce and thus, notwithstanding the choice of law provision included herein, the Federal Arbitration Act shall govern the interpretation and enforcement of this arbitration provision. The arbitrator shall not be permitted to award any punitive or similar damages, but may award attorney’s fees and expenses to the prevailing party in any arbitration. Any decision by the arbitrator shall be binding on all parties to the arbitration.

(m) Statute of Limitations. A Participant or any other person filing a claim for benefits under the Plan must file the claim within one (1) year of the date the Participant or other person knew or should have known of the facts giving rise to the claim. This one-year statute of limitations will apply in any forum where a Participant or any other person may file a claim and, unless the Company waives the time limits set forth above in its sole discretion, any claim not brought within the time periods specified shall be waived and forever barred.

(n) Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be required to maintain separate bank accounts, books, records, or other

28

evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees and service providers under general law.

(o) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting, or failing to act, and shall not be liable for having so relied, acted, or failed to act, in good faith, upon any report made by any independent public accountant of any member of the Company Group and upon any other information furnished in connection with the Plan by any person or persons other than such member.

(p) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

(q) Stockholder Approval. Within the twelve (12) month period following the Restatement Effective Date, the Plan shall be approved by the stockholders of the Company in accordance with the requirements of Section 422 of the Code.

*        *        *

The Plan was approved by the Board on May 13, 2016.

The Plan was approved by the Company’s stockholders on May 17, 2016.

The Plan, as amended and restated, was approved by the Board on January 18, 2017.

On February 23, 2017, the Board approved an amendment to the Plan to increase the number of shares of Stock subject to and reserved for issuance pursuant to the Plan by 2,000,000 shares. Such increase is reflected in the 11,700,000 shares set forth in Section 4(a) of the Plan.

The Plan, as amended and restated, and the increase in the number of shares of Stock subject to and reserved for issuance pursuant to the Plan by 2,000,000 shares, was approved by the Company’s stockholders on March 10, 2017.

On February 21, 2018, the Board approved an amendment to the Plan to increase the number of shares of Stock subject to and reserved for issuance pursuant to the Plan by 3,000,000 shares. Such increase is reflected in the 14,700,000 shares set forth in Section 4(a) of the Plan.

The Plan, as amended and restated, and the increase in the number of shares of Stock subject to and reserved for issuance pursuant to the Plan by 3,000,000 shares, was approved by the Company’s stockholders on March 13, 2018.

On June 15, 2018, the Board approved an amendment to the Plan to increase the number of shares of Stock subject to and reserved for issuance pursuant to the Plan by 4,000,000 shares. Such increase is reflected in the 18,700,00 shares set forth in Section 4(a) of the Plan.

The Plan, as amended and restated, and the increase in the number of shares of Stock subject to and reserve for issuance pursuant to the Plan by 4,000,000 shares, was approved by the Company’s stockholders on June 26, 2018.

29

APPENDIX A

TO

TENABLE HOLDINGS, INC. 2016 STOCK INCENTIVE PLAN

(for California residents only, to the extent required by

California Corporations Code Section 25102(o))

This Appendix A to the Tenable Holdings, Inc. 2016 Stock Incentive Plan (the “Plan”) shall apply only to the Participants who are residents of the State of California and who are receiving an Award under the Plan in reliance on California Corporations Code Section 25102(o) only. Capitalized terms contained herein shall have the same meanings given to them in the Plan, unless otherwise provided by this Appendix A. Notwithstanding any provisions contained in the Plan to the contrary and to the extent required by applicable laws, the following terms shall apply to all Awards granted to residents of the State of California, until the earlier to occur of (i) the IPO Date, (ii) such time as the Committee amends this Appendix A or (iii) at such time as the Committee otherwise provides.

(a) The term of each Option shall be stated in the Option Agreement, provided, however, that the exercise period shall not be more than one hundred twenty (120) months from the date of grant thereof.

(b) Unless determined otherwise by the Committee, Awards may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Committee makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, (iii) to a revocable trust, or (iv) as permitted by Rule 701 of the Securities Act.

(c) In the event of the Termination of a Participant prior to the Expiration Date for any reason other than (i) by the Service Recipient for Cause or (ii) by reason of the Participant’s death or Disability, such Participant may exercise his or her Options within such period of time as specified in the Plan, which period shall not be less than thirty (30) days following the date of such Termination, to the extent that such Options are exercisable on the date of such Termination (but in no event later than the Expiration Date of such Options as set forth in the Award Agreement and/or the Plan).

(d) In the event of the Termination of a Participant prior to the Expiration Date by reason of the Participant’s Disability, the Participant may exercise his or her Options within such period of time as specified in the Plan, which period shall not be less than six (6) months following the date of such Termination, to the extent such Options are exercisable on the date of such Termination (but in no event later than the Expiration Date of such Options as set forth in the Award Agreement and/or the Plan).

(e) In the event of the Termination of a Participant prior to the Expiration Date by reason of the Participant’s death, any Options held by the Participant as of the date of such Termination may be exercised within such period of time as specified in the Plan, which

A-1

period shall not be less than six (6) months following the date of such Termination, to the extent such Options are exercisable on the date of such Termination (but in no event later than the Expiration Date of such Options as set forth in the Award Agreement and/or the Plan) by the person or persons to whom the Participant’s rights under such Options pass by will or by the applicable laws of descent and distribution.

(f) No Award shall be granted, nor shall any shares of Stock be issued upon the exercise, vesting or settlement of any Award, to a resident of California more than ten (10) years after the earlier of the date of adoption of the Plan or the date the Plan is approved by the Company’s security holders.

(g) The Plan must be approved by a majority of the outstanding securities of the Company entitled to vote by the later of (1) within twelve (12) months before or after the date the Plan is adopted or (2) prior to or within twelve (12) months of the granting of any Option or issuance of any security under the Plan in California. Any Option granted to any person in California that is exercised before security holder approval is obtained and any issuance of securities purchased before security holder approval is obtained must be rescinded if security holder approval is not obtained in the manner described in the preceding sentence. Such securities shall not be counted in determining whether such approval is obtained.

(h) In the event of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Company’s equity securities without the receipt of consideration by the Company, of or on the Company’s class of securities subject to the purchase right or underlying an Option, the Committee will make a proportionate adjustment of the number of securities purchasable under an Award and the exercise price thereof under an Option; provided, however, that the Committee will make such proportionate adjustments to an Award in the event of or as required by Section 25102(o) of the California Corporations Code to the extent the Company is relying upon the exemption afforded thereby with respect to the Award.

(i) This Appendix A shall be deemed to be part of the Plan and the Committee shall have the authority to amend this Appendix A in accordance with Section 18 of the Plan.

*        *        *

A-2

TENABLE HOLDINGS, INC.

AMENDED AND RESTATED 2016 STOCK INCENTIVE PLAN (“the PLAN”)

IRISH SUPPLEMENT

(Current as at 23 May 2017)

Capitalized terms not explicitly defined in this Irish Supplement but defined in the Plan shall have the same definitions as in the Plan, unless the context otherwise requires.

1.	Purpose and Eligibility

The purpose of this supplement to the Plan (the “Irish Supplement”) is to enable the Committee to grant awards, including any Option, Restricted Stock, other Stock-based award or any combination of the foregoing, (the “Award” or “Awards”), to certain employees, directors and contractors of the Company Group who are based in Ireland. The Irish Supplement should be read and construed as one document with the Plan. Awards (which in the case of Options will be unapproved for Irish tax purposes) may only be granted under the Irish Supplement to employees, directors and contractors of the Company Group. Any person to whom an Award has been granted under the Irish Supplement is a “Participant” for the purposes of the Plan.

The tax and social security consequences of participating in the Plan are based on complex tax and social security laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances. Therefore, we recommend that the Participant consults with their own tax advisor regularly to determine the consequences of taking or not taking any action concerning their participation in the Plan and to determine how the tax, social security or other laws in Ireland (or elsewhere) apply to their specific situation.

2.	Terms

Awards granted pursuant to the Plan shall be governed by the terms of the Plan, subject to any such amendments set out herein and as are necessary to give effect to Section 1 of the Irish Supplement, and by the terms of the individual Award Agreement entered into between the Company and the Participant. To the extent that there is a conflict between the rules of the Plan and the Irish Supplement, the provisions of the Irish Supplement shall prevail.

3.	Taxes

The references in the Plan to “Withholding Obligations” includes any and all taxes, charges, levies and contributions in Ireland or elsewhere, to include, in particular, Universal Social Charge (USC) and Pay Related Social Insurance (PRSI) (“Taxes”).

4.	Tax Indemnity

4.1	The Participant shall be accountable for any Taxes, which are chargeable on any assessable income deriving from the grant, exercise, purchase, or vesting of, or other dealing in Awards, or Stock issued pursuant to an Award. The Company Group shall not become liable for any Taxes, as a result of the Participant’s participation in the Plan. In respect of such assessable income, the Participant shall indemnify the Company and (at the direction of the Company) any entity of the Company Group, which is or may be treated as the employer of the Participant in respect of the Taxes (the “Tax Liabilities”).

4.2	Pursuant to the indemnity referred to in Section 4.1, where necessary, the Participant shall make such arrangements, as the Company Group requires to meet the cost of the Tax Liabilities, including at the direction of the Company any of the following:

(a)	making a cash payment of an appropriate amount to the relevant company whether by cheque, banker’s draft or deduction from salary in time to enable the Company

1

Group to remit such amount to the Irish Revenue Commissioners before the 14th day following the end of the month in which the event giving rise to the Tax Liabilities occurred; or

(b)	appointing the Company as agent and / or attorney for the sale of sufficient shares of Stock acquired pursuant to the grant, exercise, purchase or vesting of, or other dealing in Awards, or Stock issued pursuant to an Award to cover the Tax Liabilities and authorising the payment to the relevant company of the appropriate amount (including all reasonable fees, commissions and expenses incurred by the relevant company in relation to such sale) out of the net proceeds of sale of the shares of Stock.

5.	Employment Rights

5.1	The Participant acknowledges that his or her terms of employment shall not be affected in any way by his or her participation in the Plan which shall not form part of such terms (either expressly or impliedly). The Participant acknowledges that his or her participation in the Plan shall be subject at all times to the rules of the Plan as may be amended from time to time (including, but not limited to, any clawback provisions). If on termination of the Participant’s employment (whether lawfully, unlawfully, or in breach of contract) he or she loses any rights or benefits under the Plan (including any rights or benefits which he or she would not have lost had his or her employment not been terminated), the Participant hereby acknowledges that he or she shall not be entitled to (and hereby waives) any compensation for the loss of any rights or benefits under the Plan, or any replacement or successor plan.

5.2	The Plan is entirely discretionary and may be suspended or terminated by the Board at any time for any reason. Participation in the Plan is entirely discretionary and does not create any contractual or other right to receive future grants of Awards, or benefits in lieu of Awards. All determinations with respect to future grants will be at the sole discretion of the Board. Rights under the Plan are not pensionable.

6.	Data Protection

6.1	The Participant authorises and directs the Company Group to collect, use, disclose, transfer and otherwise process in electronic or other form, any personal data (the “Data”) regarding the Participant’s employment, the nature of the Participant’s salary and benefits and the details of the Participant’s participation in the Plan (including but not limited to) the Participant’s home address, telephone number, date of birth, personal public service number, salary, nationality, job title, entitlements under an Award, and number of shares of Stock, which were granted, exercised, purchased, vested or dealt with under an Award, or issued pursuant to an Award, to the extent required for the purposes of implementing, administering and managing the Participant’s participation in the Plan.

6.2	In connection with such purpose, the Company Group may disclose and transfer Data to any entity of the Company Group and to any third party involved with the implementation, administration and management of the Plan, including any requisite transfer to a broker or other third party assisting with the grant, exercise, purchase or vesting of, or dealing with Awards or Stock issued pursuant to an Award, or with whom the Shares may be deposited. Furthermore, the Participant understands that the transfer of Data to such third parties is necessary to facilitate the Participant’s participation in the Plan.

6.3	The Participant understands that some recipients of Data may be located in countries outside the European Union and that those countries may have data protection laws which do not provide the same level of protection as those in Ireland and other European Union countries. However, in the case of transfer to such non-European Union countries, the Company Group will ensure that Data will be treated with appropriate security measures through the implementation of model clauses or other lawful methods.

2

6.4	Additional terms regarding data protection are set forth in section 21(h) (Data Privacy) of the Plan. However, to the extent the terms of this section 6 conflict with the terms of section 21(h) of the Plan, the terms of this section 6 shall prevail.

Adopted by the Committee of the Company on

May 23, 2017

3

OPTION GRANT NOTICE AND AGREEMENT

Tenable Holdings, Inc. (the “Company”), pursuant to its 2016 Stock Incentive Plan, as adopted on May 13, 2016 and amended on January 18, 2017, and as may be further amended from time to time (the “Plan”), hereby grants to the Holder the number of Options set forth below, each Option representing the right to purchase one share of Stock at the applicable Exercise Price (set forth below). The Options are subject to all of the terms and conditions set forth in this Option Grant Notice and Agreement (this “Award Agreement”), as well as all of the terms and conditions of the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

Holder:

Date of Grant:

Vesting Commencement Date:

Number of Options:

Exercise Price:	$

Expiration Date:

Type of Option:	Nonqualified Stock Option

Vesting Schedule:	Provided that the Holder has not undergone a Termination prior to the applicable vesting date, twenty five percent (25%) of the Options shall vest on each twelve (12) month anniversary of the Vesting Commencement Date, rounded down to the nearest whole share; provided, that with respect to the last such yearly installment, the number of Options that vest in the installment shall be such that the Holder will be fully vested in the total number of Options listed above as of the applicable yearly anniversary.

Exercise of Options:	To exercise vested Options, the Holder (or his or her authorized representative) must give written notice to the Company, using the form of Option Exercise Notice attached hereto as Exhibit A, stating the number of Options which he or she intends to exercise. The Company will issue the shares of Stock with respect to which the Options are exercised upon payment of the shares of Stock acquired in accordance with Section 5(d) of the Plan, which Section 5(d) is incorporated herein by reference and made a part hereof; provided, however, that if the Holder wishes to use any method of exercise other than in immediately available funds in United States dollars, or by certified or bank cashier’s check, the Holder shall have received the prior written approval of the Committee or its designee approving such method of exercise.

Upon exercise of Options, the Holder will be required to satisfy applicable withholding tax obligations as provided in Section 17 of the Plan.

Termination:	Section 5(g) of the Plan regarding treatment of Options upon Termination is incorporated herein by reference and made a part hereof. Following any such Termination, shares acquired upon exercise of any Options shall remain subject to Sections 8 and 9 of the Plan.

Restrictions on Stock:	Stock acquired upon exercise of any Options hereunder shall be subject to the restrictions set forth in Section 8 and 9 of the Plan.

Voting Proxy:	As a condition of the grant of Options hereunder, the Holder hereby grants to the Investors, acting jointly, the Holder’s irrevocable proxy, and appoints the Investors, or any designee or nominee of the Investors, as the Holder’s attorney-in-fact (with full power of substitution and resubstitution), for and in its name, place, and stead, to (i) vote or act by written consent with respect to the Subject Shares (whether or not vested) now or hereafter owned by the Holder (or any transferee), including the right to sign the Holder’s name, as a stockholder, to any consent, certificate, or other document relating to the Company that applicable law may require, in connection with any and all matters (other than any amendment to the Plan that would require stockholder approval), including, without limitation, the election of directors and the sale or transfer of any Subject Shares as contemplated in Section 8 of the Plan, and (ii) take any and all action necessary to sell or otherwise transfer any Subject Shares as contemplated by Section 8 of the Plan. This proxy shall be coupled with an interest, and the Holder agrees to take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. In the event that any or all provisions of the proxy described hereunder are determined to be unenforceable, the Holder shall grant a proxy that, to the fullest extent permitted by applicable law, preserves the intent of and provides the Investors with substantially the same benefits of the proxy described hereunder. The proxy described hereunder shall terminate upon the IPO Date.
Non-Interference
Agreement:	As a condition of the grant of Options hereunder, the Holder hereby affirms all confidentiality, non-interference, invention assignment or similar covenants previously made by the Holder in favor of the Company Group and acknowledges that such covenants are independent obligations of the Holder (such covenants, the “Non-Interference Agreement”). The Holder hereby acknowledges and agrees that this Award Agreement and the Non-Interference Agreement will be considered separate contracts, and the Non-Interference Agreement will survive the termination of this Award Agreement for any reason.

Additional Terms:	Options shall be subject to the following additional terms:

• Options shall be exercisable in whole shares of Stock only.

• Each Option shall cease to be exercisable as to any share of Stock when the Holder purchases the share of Stock or when the Option otherwise expires or is forfeited.

•   The Stock issued upon the exercise of any Options hereunder shall be registered in the Holder’s name on the books of the Company during the Lock-Up Period and for such additional time as the Committee determines appropriate in its reasonable discretion. Any certificates representing the Stock delivered to the Holder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares are listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions as the Committee deems appropriate.

•   The Holder shall be the record owner of the Stock issued in respect of the Options, and as record owner shall generally be entitled to all rights of a stockholder with respect to the Stock issued in respect of the Options.

• This Award Agreement does not confer upon the Holder any right to continue as an employee or service provider of the Service Recipient or any other member of the Company Group.

• This Award Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

•   The Holder and the Company acknowledge that the Options are intended to be exempt from Sections 409A and 457A of the Code, with the Exercise Price intended to be at least equal to the Fair Market Value per share of Stock on the Date of Grant. Since the Stock is not traded on an established securities market, the Exercise Price has been based upon the determination of Fair Market Value by the Committee in a manner consistent with the terms of the Plan.

The Holder acknowledges that there is no guarantee that the Internal Revenue Service will agree with this valuation, and agrees not to make any claim against the Company, the Committee, the Company’s officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low or that the Options are not otherwise exempt from Section 409A of the Code.

•   The Holder agrees that the Company may deliver by email all documents relating to the Plan or the Options (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Holder also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Holder by email or such other reasonable manner as then determined by the Company.

•   This Award Agreement and the Plan constitute the entire understanding and agreement of the parties hereto and supersede all prior negotiations, discussions, correspondence, communications, understandings, and agreements (whether oral or written and whether express or implied) between the Company and the Holder relating to the subject matter of this Award Agreement. Without limiting the foregoing, to the extent the Holder has entered into an employment or similar agreement with the Company or any of its affiliates, and the terms noted in such employment or similar agreement are inconsistent with or conflict with this Award Agreement, then the terms of this Award Agreement will supersede and be deemed to amend and modify the inconsistent or conflicting terms set forth in such employment or similar agreement.

Representations and
Warranties of the
Holder:	The Holder hereby represents and warrants to the Company that:

•   The Holder understands that the Stock has not been registered under the Securities Act, nor qualified under any state securities laws, and that it is being offered and sold pursuant to, and in reliance upon, the exemption from such registration provided by Rule 701 promulgated under the Securities Act for security issuances under compensatory benefit plans such as the Plan;

•   The Holder has been informed that the shares of Stock are restricted securities under the Securities Act and may not be resold or transferred unless the shares of Stock are first registered under the federal securities laws or unless an exemption from such registration is available; and

•   The Holder is prepared to hold the shares of Stock for an indefinite period and that the Holder is aware that Rule 144 as promulgated under the Securities Act, which exempts certain resales of restricted securities, is not presently available to exempt the resale of the shares of Stock from the registration requirements of the Securities Act.

*    *     *

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THIS AWARD AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS UNDER THIS AWARD AGREEMENT, AGREES TO BE BOUND BY THE TERMS OF BOTH THIS AWARD AGREEMENT AND THE PLAN.

TENABLE HOLDINGS, INC.	HOLDER

Date:

[Signature Page to Option Grant Notice and Agreement]

OPTION GRANT NOTICE AND AGREEMENT

Tenable Holdings, Inc. (the “Company”), pursuant to its 2016 Stock Incentive Plan, as adopted on May 13, 2016 and amended on January 18, 2017, and as may be further amended from time to time (the “Plan”), hereby grants to the Holder the number of Options set forth below, each Option representing the right to purchase one share of Stock at the applicable Exercise Price (set forth below). The Options are subject to all of the terms and conditions set forth in this Option Grant Notice and Agreement (this “Award Agreement”), as well as all of the terms and conditions of the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

Holder:

Date of Grant:

Vesting Commencement Date:

Number of Options:

Exercise Price:	$

Expiration Date:

Type of Option:	Nonqualified Stock Option

Vesting Schedule:	Provided that the Holder has not undergone a Termination prior to the applicable vesting date, twenty five percent (25%) of the Options shall vest on each twelve (12) month anniversary of the Vesting Commencement Date, rounded down to the nearest whole share; provided, that with respect to the last such yearly installment, the number of Options that vest in the installment shall be such that the Holder will be fully vested in the total number of Options listed above as of the applicable yearly anniversary.

Acceleration:	If at any time between the date of a definitive agreement providing for a Change of Control (as defined below) is entered into and the date which is twelve (12) months after the closing of such Change of Control, the Holder is either terminated without Cause (as defined in the Plan) or resigns for Good Reason (as defined below), then the remaining unvested portion of the Option will accelerate and be deemed at such time to be vested in full. If at the time of the Change of Control the Option is not yet 100% vested, and the Option is continued, assumed or a substituted option is granted as permitted by Section 11 of the Plan (collectively a “Continued Option”), then such Continued Option shall become 100% vested if and when provided for under this paragraph, and if there is not a Continued Option, then the property or money which would otherwise be received for the unvested portion of the Option if it had been vested shall be deferred and delivered to the Holder if and when the Holder becomes 100% vested in the Option under this paragraph.

Exercise of Options:	To exercise vested Options, the Holder (or his or her authorized representative) must give written notice to the Company, using the form of Option Exercise Notice attached hereto as Exhibit A, stating the number of Options which he or she intends to exercise. The Company will issue the shares of Stock with respect to which the Options are exercised upon payment of the shares of Stock acquired in accordance with Section 5(d) of the Plan, which Section 5(d) is incorporated herein by reference and made a part hereof; provided, however, that if the Holder wishes to use any method of exercise other than in immediately available funds in United States dollars, or by certified or bank cashier’s check, the Holder shall have received the prior written approval of the Committee or its designee approving such method of exercise.

Upon exercise of Options, the Holder will be required to satisfy applicable withholding tax obligations as provided in Section 17 of the Plan.

Termination:	Section 5(g) of the Plan regarding treatment of Options upon Termination is incorporated herein by reference and made a part hereof. Following any such Termination, shares acquired upon exercise of any Options shall remain subject to Sections 8 and 9 of the Plan.

Restrictions on Stock:	Stock acquired upon exercise of any Options hereunder shall be subject to the restrictions set forth in Section 8 and 9 of the Plan.

Voting Proxy:	As a condition of the grant of Options hereunder, the Holder hereby grants to the Investors, acting jointly, the Holder’s irrevocable proxy, and appoints the Investors, or any designee or nominee of the Investors, as the Holder’s attorney-in-fact (with full power of substitution and resubstitution), for and in its name, place, and stead, to (i) vote or act by written consent with respect to the Subject Shares (whether or not vested) now or hereafter owned by the Holder (or any transferee), including the right to sign the Holder’s name, as a stockholder, to any consent, certificate, or other document relating to the Company that applicable law may require, in connection with any and all matters (other than any amendment to the Plan that would require stockholder approval), including, without limitation, the election of directors and the sale or transfer of any Subject Shares as contemplated in Section 8 of the Plan, and (ii) take any and all action necessary to sell or otherwise transfer any Subject Shares as contemplated by Section 8 of the Plan.

This proxy shall be coupled with an interest, and the Holder agrees to take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. In the event that any or all provisions of the proxy described hereunder are determined to be unenforceable, the Holder shall grant a proxy that, to the fullest extent permitted by applicable law, preserves the intent of and provides the Investors with substantially the same benefits of the proxy described hereunder. The proxy described hereunder shall terminate upon the IPO Date.

Non-Interference Agreement:	As a condition of the grant of Options hereunder, the Holder hereby affirms all confidentiality, non-interference, invention assignment or similar covenants previously made by the Holder in favor of the Company Group and acknowledges that such covenants are independent obligations of the Holder (such covenants, the “Non-Interference Agreement”). The Holder hereby acknowledges and agrees that this Award Agreement and the Non-Interference Agreement will be considered separate contracts, and the Non-Interference Agreement will survive the termination of this Award Agreement for any reason.

Additional Terms:	Options shall be subject to the following additional terms:

• Options shall be exercisable in whole shares of Stock only.

• Each Option shall cease to be exercisable as to any share of Stock when the Holder purchases the share of Stock or when the Option otherwise expires or is forfeited.

•   The Stock issued upon the exercise of any Options hereunder shall be registered in the Holder’s name on the books of the Company during the Lock-Up Period and for such additional time as the Committee determines appropriate in its reasonable discretion. Any certificates representing the Stock delivered to the Holder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares are listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions as the Committee deems appropriate.

•   The Holder shall be the record owner of the Stock issued in respect of the Options, and as record owner shall generally be entitled to all rights of a stockholder with respect to the Stock issued in respect of the Options.

• This Award Agreement does not confer upon the Holder any right to continue as an employee or service provider of the Service Recipient or any other member of the Company Group.

• This Award Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

•   The Holder and the Company acknowledge that the Options are intended to be exempt from Sections 409A and 457A of the Code, with the Exercise Price intended to be at least equal to the Fair Market Value per share of Stock on the Date of Grant. Since the Stock is not traded on an established securities market, the Exercise Price has been based upon the determination of Fair Market Value by the Committee in a manner consistent with the terms of the Plan. The Holder acknowledges that there is no guarantee that the Internal Revenue Service will agree with this valuation, and agrees not to make any claim against the Company, the Committee, the Company’s officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low or that the Options are not otherwise exempt from Section 409A of the Code.

•   The Holder agrees that the Company may deliver by email all documents relating to the Plan or the Options (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Holder also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Holder by email or such other reasonable manner as then determined by the Company.

•   This Award Agreement and the Plan constitute the entire understanding and agreement of the parties hereto and supersede all prior negotiations, discussions, correspondence, communications, understandings, and agreements (whether oral or written and whether express or implied) between the Company and the Holder relating to the subject matter of this Award Agreement.

Without limiting the foregoing, to the extent the Holder has entered into an employment or similar agreement with the Company or any of its affiliates, and the terms noted in such employment or similar agreement are inconsistent with or conflict with this Award Agreement, then the terms of this Award Agreement will supersede and be deemed to amend and modify the inconsistent or conflicting terms set forth in such employment or similar agreement.

•   “Change of Control” will mean: (A) one or more individuals, persons, general partnerships, limited partnerships, limited liability partnerships, limited liability companies, corporations, joint ventures, trusts, business trusts, cooperatives, associations, foreign trusts, foreign business organizations or other entities, acting individually or as a group (within the meaning of Section 13(d) of the Securities Exchange Act of 1934) (other than (w) the Company, (x) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (y) the Investors, or (z) a shareholder of the Company as of the date of this Agreement, an immediate family member of such shareholder or a trust or other entity owned solely by or for the benefit of any such persons) (a “Person”) acquires (other than solely by reason of a repurchase of voting securities by the Company) more than 50% of the combined voting power of the Company’s then total outstanding voting securities; (B) there is consummated a merger or consolidation of the Company with any other corporation or other entity, other than (1) a merger or consolidation which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any direct or indirect parent thereof outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (meaning that such Person is entitled to the benefits of ownership although such Person does have possession of or title to such securities) (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities; (C) the consummation of a sale, lease exclusive license or other disposition of all or substantially all of the assets of the Company; or (D) the stockholders of the Company approve a plan of complete liquidation or dissolution; provided, however, that in no event shall an initial public offering of the capital stock of the Company constitute a Change of Control for purposes of this Agreement.

•   “Good Reason” is defined as the Holder’s resignation as a result of (A) an involuntary reduction in the Holder’s base salary, other than in a broad based reduction similarly affecting all other members of Company’s executive management, (B) a failure of a successor of the Company to assume the obligations under this Agreement in all material respects, (C) the relocation of the Holder’s principal place of employment more than fifty (50) miles from its current location, without the Holder’s consent, (D) the Company’s failure to comply with its material obligations under this Agreement or under any other written agreement with the Holder, (E) a substantial diminution of the Holder’s duties, authority or responsibilities. Notwithstanding the foregoing, the Holder must provide written notice to the Company within thirty (30) days of learning of the occurrence of an event which constitutes Good Reason or will constitute Good Reason and the Company has thirty (30) days following receipt of such written notice to cure any or all of the foregoing. In order for a resignation to qualify as a resignation for Good Reason, the Holder must resign within sixty (60) days after the end of such thirty (30) day cure period.

Representations and
Warranties of the Holder:	The Holder hereby represents and warrants to the Company that:

•   The Holder understands that the Stock has not been registered under the Securities Act, nor qualified under any state securities laws, and that it is being offered and sold pursuant to, and in reliance upon, the exemption from such registration provided by Rule 701 promulgated under the Securities Act for security issuances under compensatory benefit plans such as the Plan;

•   The Holder has been informed that the shares of Stock are restricted securities under the Securities Act and may not be resold or transferred unless the shares of Stock are first registered under the federal securities laws or unless an exemption from such registration is available; and

•   The Holder is prepared to hold the shares of Stock for an indefinite period and that the Holder is aware that Rule 144 as promulgated under the Securities Act, which exempts certain resales of restricted securities, is not presently available to exempt the resale of the shares of Stock from the registration requirements of the Securities Act.

*        *        *

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THIS AWARD AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS UNDER THIS AWARD AGREEMENT, AGREES TO BE BOUND BY THE TERMS OF BOTH THIS AWARD AGREEMENT AND THE PLAN.

TENABLE HOLDINGS, INC.	HOLDER

Date:

[Signature Page to Option Grant Notice and Agreement]

OPTION GRANT NOTICE AND AGREEMENT

Tenable Holdings, Inc. (the “Company”), pursuant to its 2016 Stock Incentive Plan, as adopted on May 13, 2016 and amended on January 18, 2017, and as may be further amended from time to time (the “Plan”), hereby grants to the Holder the number of Options set forth below, each Option representing the right to purchase one share of Stock at the applicable Exercise Price (set forth below). The Options are subject to all of the terms and conditions set forth in this Option Grant Notice and Agreement (this “Award Agreement”), as well as all of the terms and conditions of the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

Holder:

Date of Grant:

Vesting Commencement Date:

Number of Options:

Exercise Price:	$

Expiration Date:

Type of Option:	Nonqualified Stock Option

Vesting Schedule:	Provided that the Holder has not undergone a Termination prior to the applicable vesting date, twenty five percent (25%) of the Options shall vest on each twelve (12) month anniversary of the Vesting Commencement Date, rounded down to the nearest whole share; provided, that with respect to the last such yearly installment, the number of Options that vest in the installment shall be such that the Holder will be fully vested in the total number of Options listed above as of the applicable yearly anniversary.

Acceleration:	Should you be terminated by the Company without Cause (as defined in the Plan) or should you resign for Good Reason (as defined below) and other than due to death or disability, effective after the first anniversary of the Vesting Commencement Date, and as of the date of your termination the Option has not already become fully vested, you will be credited with an additional vesting percentage equal to 25% multiplied by a fraction, the numerator of which is equal to the number of completed months of Continuous Service elapsed since the preceding anniversary of the Vesting Commencement Date on which additional vesting was received and the denominator of which is twelve (12). For avoidance of doubt if the effective date of termination without Cause or for Good Reason occurs on an anniversary date of the Vesting Commencement Date, no additional vesting for a partial year will be provided under the preceding sentence. In addition to the foregoing, if at any time between the date of a definitive agreement providing for a Change of Control (as defined below) is entered into and the date which is twelve (12) months after the closing of such Change of Control, the Holder is either terminated without Cause or resigns for Good Reason, then the remaining unvested portion of the Option will accelerate and be deemed at such time to be vested in full. If at the time of the Change of Control the Option is not yet 100% vested, and the Option is continued, assumed or a substituted option is granted as permitted by Section 11 of the Plan (collectively a “Continued Option”), then such Continued Option shall become 100% vested if and when provided for under this paragraph, and if there is not a Continued Option, then the property or money which would otherwise be received for the unvested portion of the Option if it had been vested shall be deferred and delivered to the Holder if and when the Holder becomes 100% vested in the Option under this paragraph.

Exercise of Options:	To exercise vested Options, the Holder (or his or her authorized representative) must give written notice to the Company, using the form of Option Exercise Notice attached hereto as Exhibit A, stating the number of Options which he or she intends to exercise. The Company will issue the shares of Stock with respect to which the Options are exercised upon payment of the shares of Stock acquired in accordance with Section 5(d) of the Plan, which Section 5(d) is incorporated herein by reference and made a part hereof; provided, however, that if the Holder wishes to use any method of exercise other than in immediately available funds in United States dollars, or by certified or bank cashier’s check, the Holder shall have received the prior written approval of the Committee or its designee approving such method of exercise.

Upon exercise of Options, the Holder will be required to satisfy applicable withholding tax obligations as provided in Section 17 of the Plan.

Termination:	Section 5(g) of the Plan regarding treatment of Options upon Termination is incorporated herein by reference and made a part hereof. Following any such Termination, shares acquired upon exercise of any Options shall remain subject to Sections 8 and 9 of the Plan, except as described in the following paragraph.

Restrictions on Stock:	Stock acquired upon exercise of any Options hereunder shall be subject to the restrictions set forth in Section 8 and 9 of the Plan, except for the Irrevocable Proxy pursuant to Section 8(e) of the Plan. The Repurchase Right pursuant to Section 9 of the Plan will only apply if Holder is terminated for Cause.

Drag Along Rights:	In lieu of the Drag Along Rights specified in Section 8(b) of the Plan, the following will apply. Notwithstanding any provision of this Award Agreement to the contrary, if at any time the Board of Directors approves a sale of the Company, Holder agrees that he or she will consent to and raise no objections against the sale of the Company, and if the sale of the Company is structured as (i) a merger or consolidation of the Company, or a sale of all or substantially all of the assets of the Company, Holder will waive any dissenters’ rights, appraisal rights or similar rights in connection with such merger, consolidation or asset sale, or (ii) a sale of all or substantially all of the common stock of the Company, Holder agrees to sell all of his or her shares of common stock acquired under the Plan in the sale of the Company, on the terms and conditions approved by the Board of Directors. Holder hereby agrees to take all necessary and desirable actions approved by the Board of Directors in connection with the consummation of the sale of the Company, including voting for, giving written consent to the sale of the Company and executing such agreements and such instruments and completing other actions reasonably necessary to (x) subject to the last sentence of this Section, provide customary representations, warranties, indemnities, and escrow arrangements relating to such sale of the Company and (y) effectuate the allocation and distribution of the aggregate consideration upon the sale of the Company. In connection with such sale of the Company, (1) Holder’s representations and warranties shall be limited to ownership and authority to vote and/or transfer the common stock (the “Individual Representations and Warranties”), and (2) except in the case of a breach of Holder’s Individual Representations and Warranties, Holder’s liability for indemnification obligations in excess of any escrow amounts shall be several (and not joint) and shall not exceed Holder’s pro rata portion of the total consideration received by the Company’s shareholders in such transaction.

Sale Rights	If at any time prior to the second annual anniversary of the Holder’s termination of employment from the Company, one or more members of the Key Shareholder Group shall in the aggregate in a single or related series of transactions sell twenty-five percent (25%) or more of the total number of shares of common stock of the Company held by the Key Shareholder Group (“Liquidity Sale”) and the Holder is not offered the opportunity to participate on a pro-rata basis in such Liquidity Sale, then Holder shall have the sale rights provided herein.

The Holder shall be treated as having been offered the opportunity to participate in the Liquidity Sale if the Holder is offered the right to sell his pro-rata share in the Liquidity Sale on the same (or no less favorable) terms and conditions as the selling shareholders of the Key Shareholder Group, the Purchaser is given at least ten (10) days’ notice of such opportunity and information regarding the material terms and conditions of the Liquidity Sale, or if a shareholder of the Company with co-sale rights with respect to such Liquidity Sale assigns to Holder the right to exercise such assigning shareholder’s co-sale rights and which entitles the Holder to sell his pro-rata share in the Liquidity Sale on the same (or no less favorable) terms and conditions as the selling shareholders of the Key Shareholder Group. The Holder shall be treated as being offered the right to exercise the assigning shareholder’s co-sale rights if (i) the Company or such assigning shareholder provides written notice to the Holder as soon as practical after the period for electing to participate in such co-sale becomes known to the Company or assigning shareholder, (ii) such written notice identifies the acquiring party or parties in the Liquidity Sale and sets forth the material terms and conditions of the Liquidity Sale, and (iii) the Holder is provided no less than a fifteen (15) day period to elect to exercise the co-sale rights assigned to the Holder. Holder’s pro-rata share shall mean a number of shares of common stock equal to the product obtained by multiplying (i) the number of shares of common stock and outstanding vested stock options for common stock of the Company held by the Holder by (ii) a fraction, the numerator of which is the number of shares of common stock (including shares of common stock issuable upon exercise or conversion of equity securities) being sold by the Key Shareholder Group in the Liquidity Sale and the denominator of which is the total number of shares of common stock (including shares of common stock issuable upon the exercise or conversion of equity securities) by the Key Shareholder Group immediately prior to the Liquidity Sale. If the Holder is not so offered the opportunity to participate on a pro-rata basis in the Liquidity Sale, then the Holder shall have the right for a fifteen (15) day period following the closing of the Liquidity Sale to notify the Company in writing of its intent to sell (the “Sale Notice”) and the Company shall have the obligation to purchase from Holder that number of shares of common stock equal to Shareholders pro-rata share. Such purchase shall be at the price and under terms no less favorable to Holder as were provided for in connection with the Liquidity Sale. The Company shall promptly provide notice to Holder of a Liquidity Sale by the Key Shareholder Group pursuant to which Holder is entitled to rights under this paragraph.

The Company shall use commercially reasonable efforts following the receipt of a Sale Notice to remove any impediments, such as loan covenant or other restrictions, which would preclude the Company from completing the purchase under this paragraph. Closing of such purchase shall be made within thirty (30) days after the date the Company receives the Sale Notice. Holder’s rights under this paragraph shall, in the event of Holder’s death be provided to Holder’s heirs or estate which succeed to the Holder’s shares of common stock subject to this Agreement. In the event a shareholder shall prior to a sale of shares by the Key Shareholder Group, assign to or otherwise provide to Holder (and Holder’s heirs or estate in the event of Holder’s death) with a contractual right to exercise the co-sale rights which are available to such shareholder in connection with a future sale by the Key Shareholder Group and which are exercisable upon such events and on such terms and conditions which are no less favorable to Holder (or his heirs or estate as applicable) than provided for in this paragraph, then the sale rights otherwise provided in this paragraph shall terminate. Notwithstanding the above, the Holder’s rights under this paragraph shall terminate subsequent to the closing of a public offering of the common stock of the Company pursuant to a registration statement declared effective under the Securities Act.

Non-Interference Agreement:	As a condition of the grant of Options hereunder, the Holder hereby affirms all confidentiality, non-interference, invention assignment or similar covenants previously made by the Holder in favor of the Company Group and acknowledges that such covenants are independent obligations of the Holder (such covenants, the “Non-Interference Agreement”). The Holder hereby acknowledges and agrees that this Award Agreement and the Non-Interference Agreement will be considered separate contracts, and the Non-Interference Agreement will survive the termination of this Award Agreement for any reason.

Additional Terms:	Options shall be subject to the following additional terms:

• Options shall be exercisable in whole shares of Stock only.

• Each Option shall cease to be exercisable as to any share of Stock when the Holder purchases the share of Stock or when the Option otherwise expires or is forfeited.

•   The Stock issued upon the exercise of any Options hereunder shall be registered in the Holder’s name on the books of the Company during the Lock-Up Period and for such additional time as the Committee determines appropriate in its reasonable discretion.

Any certificates representing the Stock delivered to the Holder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares are listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions as the Committee deems appropriate.

•   The Holder shall be the record owner of the Stock issued in respect of the Options, and as record owner shall generally be entitled to all rights of a stockholder with respect to the Stock issued in respect of the Options.

• This Award Agreement does not confer upon the Holder any right to continue as an employee or service provider of the Service Recipient or any other member of the Company Group.

• This Award Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

•   The Holder and the Company acknowledge that the Options are intended to be exempt from Sections 409A and 457A of the Code, with the Exercise Price intended to be at least equal to the Fair Market Value per share of Stock on the Date of Grant. Since the Stock is not traded on an established securities market, the Exercise Price has been based upon the determination of Fair Market Value by the Committee in a manner consistent with the terms of the Plan. The Holder acknowledges that there is no guarantee that the Internal Revenue Service will agree with this valuation, and agrees not to make any claim against the Company, the Committee, the Company’s officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low or that the Options are not otherwise exempt from Section 409A of the Code.

•   The Holder agrees that the Company may deliver by email all documents relating to the Plan or the Options (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission).

The Holder also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Holder by email or such other reasonable manner as then determined by the Company.

•   This Award Agreement and the Plan constitute the entire understanding and agreement of the parties hereto and supersede all prior negotiations, discussions, correspondence, communications, understandings, and agreements (whether oral or written and whether express or implied) between the Company and the Holder relating to the subject matter of this Award Agreement. To the extent this Award Agreement conflicts with the terms of the Plan, the terms of this Award Agreement will control as applied to the Option held by the Holder. Without limiting the foregoing, to the extent the Holder has entered into an employment or similar agreement with the Company or any of its affiliates, and the terms noted in such employment or similar agreement are inconsistent with or conflict with this Award Agreement, then the terms of this Award Agreement will supersede and be deemed to amend and modify the inconsistent or conflicting terms set forth in such employment or similar agreement.

•   “Affiliate” means any custodian or trustee of any trust, or any partnership, limited liability company or other entity wholly for the benefit of, or the ownership interests of which are owned wholly by, a Key Shareholder and/or any Family Member of a Key Shareholder.

•   “Change of Control” will mean: (A) one or more individuals, persons, general partnerships, limited partnerships, limited liability partnerships, limited liability companies, corporations, joint ventures, trusts, business trusts, cooperatives, associations, foreign trusts, foreign business organizations or other entities, acting individually or as a group (within the meaning of Section 13(d) of the Securities Exchange Act of 1934) (other than (w) the Company, (x) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (y) the Investors, or (z) a shareholder of the Company as of the date of this Agreement, an immediate family member of such shareholder or a trust or other entity owned solely by or for the benefit of any such persons) (a “Person”) acquires (other than solely by reason of a repurchase of voting securities by the Company) more than 50% of the combined voting power of the Company’s then total outstanding voting securities; (B) there is consummated a merger or consolidation of the Company with any other corporation or other entity, other than (1) a merger or consolidation which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any direct or indirect parent thereof outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (meaning that such Person is entitled to the benefits of ownership although such Person does have possession of or title to such securities) (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities; (C) the consummation of a sale, lease exclusive license or other disposition of all or substantially all of the assets of the Company; or (D) the stockholders of the Company approve a plan of complete liquidation or dissolution; provided, however, that in no event shall an initial public offering of the capital stock of the Company constitute a Change of Control for purposes of this Agreement.

•  “Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships.

•  “Good Reason” is defined as the Holder’s resignation as a result of (A) an involuntary reduction in the Holder’s base salary, other than in a broad based reduction similarly affecting all other members of Company’s executive management, (B) a failure of a successor of the Company to assume the obligations under this Agreement in all material respects, (C) the relocation of the Holder’s principal place of employment more than fifty (50) miles from its current location, without the Holder’s consent, (D) the Company’s failure to comply with its material obligations under this Agreement or under any other written agreement with the Holder, (E) a substantial diminution of the Holder’s duties, authority or responsibilities.

Notwithstanding the foregoing, the Holder must provide written notice to the Company within thirty (30) days of learning of the occurrence of an event which constitutes Good Reason or will constitute Good Reason and the Company has thirty (30) days following receipt of such written notice to cure any or all of the foregoing. In order for a resignation to qualify as a resignation for Good Reason, the Holder must resign within sixty (60) days after the end of such thirty (30) day cure period.

• “Key Shareholder” means Ronald J. Gula, John C. Huffard, Jr., and Renaud M. Deraison.

• “Key Shareholder Group” means the Key Shareholders, their Family Members and Affiliates of the Key Shareholders and/or their Family Members.

Representations and
Warranties of the Holder:	The Holder hereby represents and warrants to the Company that:

•   The Holder understands that the Stock has not been registered under the Securities Act, nor qualified under any state securities laws, and that it is being offered and sold pursuant to, and in reliance upon, the exemption from such registration provided by Rule 701 promulgated under the Securities Act for security issuances under compensatory benefit plans such as the Plan;

•   The Holder has been informed that the shares of Stock are restricted securities under the Securities Act and may not be resold or transferred unless the shares of Stock are first registered under the federal securities laws or unless an exemption from such registration is available; and

•   The Holder is prepared to hold the shares of Stock for an indefinite period and that the Holder is aware that Rule 144 as promulgated under the Securities Act, which exempts certain resales of restricted securities, is not presently available to exempt the resale of the shares of Stock from the registration requirements of the Securities Act.

*        *         *

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THIS AWARD AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS UNDER THIS AWARD AGREEMENT, AGREES TO BE BOUND BY THE TERMS OF BOTH THIS AWARD AGREEMENT AND THE PLAN.

TENABLE HOLDINGS, INC.	HOLDER

Date:

[Signature Page to Option Grant Notice and Agreement]

OPTION GRANT NOTICE AND AGREEMENT

Tenable Holdings, Inc. (the “Company”), pursuant to its 2016 Stock Incentive Plan, as adopted on May 13, 2016 and amended on January 18, 2017, and as may be further amended from time to time (the “Plan”), hereby grants to the Holder the number of Options set forth below, each Option representing the right to purchase one share of Stock at the applicable Exercise Price (set forth below). The Options are subject to all of the terms and conditions set forth in this Option Grant Notice and Agreement (this “Award Agreement”), as well as all of the terms and conditions of the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

Holder:

Date of Grant:

Vesting Commencement Date:

Number of Options:

Exercise Price:	$

Expiration Date:

Type of Option:	Nonqualified Stock Option

Vesting Schedule:	Provided that the Holder has not undergone a Termination prior to the applicable vesting date, twenty five percent (25%) of the Options shall vest on each twelve (12) month anniversary of the Vesting Commencement Date, rounded down to the nearest whole share; provided, that with respect to the last such yearly installment, the number of Options that vest in the installment shall be such that the Holder will be fully vested in the total number of Options listed above as of the applicable yearly anniversary.

Exercise of Options:	To exercise vested Options, the Holder (or his or her authorized representative) must give written notice to the Company, using the form of Option Exercise Notice attached hereto as Exhibit A, stating the number of Options which he or she intends to exercise. The Company will issue the shares of Stock with respect to which the Options are exercised upon payment of the shares of Stock acquired in accordance with Section 5(d) of the Plan, which Section 5(d) is incorporated herein by reference and made a part hereof; provided, however, that if the Holder wishes to use any method of exercise other than in immediately available funds in United States dollars, or by certified or bank cashier’s check, the Holder shall have received the prior written approval of the Committee or its designee approving such method of exercise.

Upon exercise of Options, the Holder will be required to satisfy applicable withholding tax obligations as provided in Section 17 of the Plan.

Termination:	Section 5(g) of the Plan regarding treatment of Options upon Termination is incorporated herein by reference and made a part hereof. Following any such Termination, shares acquired upon exercise of any Options shall remain subject to Sections 8 and 9 of the Plan.

Restrictions on Stock:	Stock acquired upon exercise of any Options hereunder shall be subject to the restrictions set forth in Section 8 and 9 of the Plan.

Voting Proxy:	As a condition of the grant of Options hereunder, the Holder hereby grants to the Investors, acting jointly, the Holder’s irrevocable proxy, and appoints the Investors, or any designee or nominee of the Investors, as the Holder’s attorney-in-fact (with full power of substitution and resubstitution), for and in its name, place, and stead, to (i) vote or act by written consent with respect to the Subject Shares (whether or not vested) now or hereafter owned by the Holder (or any transferee), including the right to sign the Holder’s name, as a stockholder, to any consent, certificate, or other document relating to the Company that applicable law may require, in connection with any and all matters (other than any amendment to the Plan that would require stockholder approval), including, without limitation, the election of directors and the sale or transfer of any Subject Shares as contemplated in Section 8 of the Plan, and (ii) take any and all action necessary to sell or otherwise transfer any Subject Shares as contemplated by Section 8 of the Plan. This proxy shall be coupled with an interest, and the Holder agrees to take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. In the event that any or all provisions of the proxy described hereunder are determined to be unenforceable, the Holder shall grant a proxy that, to the fullest extent permitted by applicable law, preserves the intent of and provides the Investors with substantially the same benefits of the proxy described hereunder. The proxy described hereunder shall terminate upon the IPO Date.

Non-Interference Agreement:	As a condition of the grant of Options hereunder, the Holder hereby affirms all confidentiality, non-interference, invention assignment or similar covenants previously made by the Holder in favor of the Company Group and acknowledges that such covenants are independent obligations of the Holder (such covenants, the “Non-Interference Agreement”).

The Holder hereby acknowledges and agrees that this Award Agreement and the Non-Interference Agreement will be considered separate contracts, and the Non-Interference Agreement will survive the termination of this Award Agreement for any reason.

Additional Terms:	Options shall be subject to the following additional terms:

• Options shall be exercisable in whole shares of Stock only.

• Each Option shall cease to be exercisable as to any share of Stock when the Holder purchases the share of Stock or when the Option otherwise expires or is forfeited.

•   The Stock issued upon the exercise of any Options hereunder shall be registered in the Holder’s name on the books of the Company during the Lock-Up Period and for such additional time as the Committee determines appropriate in its reasonable discretion. Any certificates representing the Stock delivered to the Holder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares are listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions as the Committee deems appropriate.

•   The Holder shall be the record owner of the Stock issued in respect of the Options, and as record owner shall generally be entitled to all rights of a stockholder with respect to the Stock issued in respect of the Options.

• This Award Agreement does not confer upon the Holder any right to continue as an employee or service provider of the Service Recipient or any other member of the Company Group.

• This Award Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

•   The Holder and the Company acknowledge that the Options are intended to be exempt from Sections 409A and 457A of the Code, with the Exercise Price intended to be at least equal to the Fair Market Value per share of Stock on the Date of Grant.

Since the Stock is not traded on an established securities market, the Exercise Price has been based upon the determination of Fair Market Value by the Committee in a manner consistent with the terms of the Plan. The Holder acknowledges that there is no guarantee that the Internal Revenue Service will agree with this valuation, and agrees not to make any claim against the Company, the Committee, the Company’s officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low or that the Options are not otherwise exempt from Section 409A of the Code.

•   The Holder agrees that the Company may deliver by email all documents relating to the Plan or the Options (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Holder also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Holder by email or such other reasonable manner as then determined by the Company.

•   This Award Agreement and the Plan constitute the entire understanding and agreement of the parties hereto and supersede all prior negotiations, discussions, correspondence, communications, understandings, and agreements (whether oral or written and whether express or implied) between the Company and the Holder relating to the subject matter of this Award Agreement. Without limiting the foregoing, to the extent the Holder has entered into an employment or similar agreement with the Company or any of its affiliates, and the terms noted in such employment or similar agreement are inconsistent with or conflict with this Award Agreement, then the terms of this Award Agreement will supersede and be deemed to amend and modify the inconsistent or conflicting terms set forth in such employment or similar agreement.

Representations and
Warranties of the
Holder:	The Holder hereby represents and warrants to the Company that:

•   The Holder understands that the Stock has not been registered under the United States Securities Act of 1933 (the “Securities Act”), nor qualified under any state securities laws, and that it is being offered and sold pursuant to, and in reliance upon, the exemption from such registration provided by Regulation S (Rules 901 through 905 and notes) under the Securities Act for offers and sales of securities made outside the United States. The Stock may not be offered, sold or transferred to a U.S. Person (or for the account or benefit of a U.S. Person) or into the United States, except if such transfer is effected: In a transaction meeting the requirements of Regulation S, pursuant to an effective registration under the Securities Act; or pursuant to an exemption from the registration requirements of the Securities Act that has been opined applicable by U.S. counsel on whose determination the Company can rely. No hedging transactions may be conducted in connection with the Stock, unless in compliance with the Securities Act. For this purpose, a “U.S. Person” is defined by reference to Regulation S under the Securities Act, including but not limited to any natural person resident in the United States, any partnership or corporation organized or incorporated under the laws of the United States and any account held by a dealer or fiduciary for the benefit of a U.S. Person;

•   The Holder has been informed that the shares of Stock are restricted securities under the Securities Act and may not be resold or transferred unless the shares of Stock are first registered under the federal securities laws or unless an exemption from such registration is available; and

•   The Holder is prepared to hold the shares of Stock for an indefinite period and that the Holder is aware that Rule 144 as promulgated under the Securities Act, which exempts certain resales of restricted securities, is not presently available to exempt the resale of the shares of Stock from the registration requirements of the Securities Act.

*        *        *

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THIS AWARD AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS UNDER THIS AWARD AGREEMENT, AGREES TO BE BOUND BY THE TERMS OF BOTH THIS AWARD AGREEMENT AND THE PLAN.

TENABLE HOLDINGS, INC.	HOLDER

Date:

[Signature Page to Option Grant Notice and Agreement]

                     , 20

Tenable Holdings, Inc.

7021 Columbia Gateway Drive, Ste 500

Columbia, MD 21046

Attn: Legal Department

Re:	Notice of Exercise

1.	By delivery of this Notice of Exercise, I am irrevocably electing to exercise options to purchase shares of common stock, par value $0.01 per share (“Shares”) of Tenable Holdings, Inc. (the “Company”) granted to me under the Company’s 2016 Stock Incentive Plan (the “Plan”).

2.	The number of Shares I wish to purchase by exercising my options is .

3.	The applicable purchase price (or exercise price) is $ per Share, resulting in an aggregate purchase price of $ (the “Aggregate Purchase Price”).

4.	I am satisfying my obligation to pay the Aggregate Purchase Price by delivering to the Company, with this Notice of Exercise, an amount equal to the Aggregate Purchase Price in immediately available United States dollars, or by certified or bank cashier’s check.

5.	To satisfy the applicable withholding taxes, I have enclosed an amount equal to the applicable withholding taxes in immediately available United States dollars, or by certified or bank cashier’s check.

6.	I hereby agree to be bound by all of the terms and conditions set forth in the Plan and any award agreement to which the options were granted under. If I am not the person to whom the options were granted by the Company, proof of my right to purchase the Shares of the Company is enclosed.

7.	I have been advised to consult with any legal, tax or financial advisors I have chosen in connection with the purchase of the Shares.

[Signature Page Follows]

Dated:

*
(Optionee’s signature)	(Additional signature, if necessary)

(Print name)	(Print name)

(Full address)	(Full address)

*	Each person in whose name Shares are to be registered must sign this Notice of Exercise. (If more than one name is listed, specify whether the owners will hold the Shares as community property or as joint tenants with the right of survivorship).

RESTRICTED STOCK GRANT NOTICE AND AGREEMENT

Tenable Holdings, Inc. (the “Company”), pursuant to its 2016 Stock Incentive Plan, as adopted on May 13, 2016, as amended on January 18, 2017, and as further amended and amended and restated from time to time (the “Plan”), hereby grants to the Holder the number of shares of Restricted Stock set forth below. The shares of Restricted Stock are subject to all of the terms and conditions set forth in this Restricted Stock Grant Notice and Agreement (this “Award Agreement”), as well as all of the terms and conditions of the Plan, all of which are incorporated herein in their entirety. The shares of Restricted Stock granted hereby are in satisfaction of the obligation to grant the Holder equity under his employment letter with the Company, dated October 23, 2016, as may be amended, restated or otherwise modified from time to time (the “Employment Letter”). Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

Holder:

Date of Grant:

Vesting Commencement Date:

Number of Shares of Restricted Stock:

Vesting Schedule:	Provided that the Holder has not undergone a Termination prior to the applicable vesting date, and except as otherwise provided herein, twenty-five percent (25%) of the shares of Restricted Stock shall vest on the twelve (12) month anniversary of the Vesting Commencement Date, and the remainder shall vest in substantially equal quarterly installments, rounded down to the nearest whole share, on each quarterly anniversary of the Vesting Commencement Date for a period of twelve (12) quarters thereafter; provided, that with respect to the last such quarterly installment, the number of shares of Restricted Stock that vest in the installment shall be such that the Holder will be fully vested in the total number of shares of Restricted Stock listed above as of the fourth anniversary of the Vesting Commencement Date.

Acceleration:	Notwithstanding the foregoing, (A) if the Holder’s employment orservice with the Service Recipient is terminated by the Service Recipient (other than for Cause (as defined in the Employment Letter)) or on account of the Holder’s death or Disability or by the Holder for Good Reason (as defined in the Employment Letter) at any time following the first anniversary of the Vesting Commencement Date, and if as of the effective date of the Termination the Restricted Stock has not already become fully vested, Holder shall be credited with an additional vesting percentage equal to the product of 6.25% multiplied by a fraction, the numerator of which is equal to the number of completed months of continuous service with the Service Recipient that have elapsed since the quarterly anniversary of the Vesting Commencement Date and the denominator of which is three (3), subject to the Holder’s execution of the Company’s standard form of release agreement not later than forty-five (45) days following the effective date of such Termination (in which the Holder releases any and all known and unknown claims the Holder may have against the Company Group and its affiliates); and (B) if the Holder’s employment or service with the Service Recipient is terminated by the Service Recipient (other than for Cause) or on account of the Holder’s death or Disability or by the Holder for Good Reason during the twelve (12) months following the consummation of a Change in Control (as defined in the Employment Letter), any Restricted Stock that has not previously vested shall vest immediately as of the effective date of such Termination, provided, that if the Holder’s employment with the Service Recipient is terminated by the Service Recipient (other than for Cause) or on account of Holder’s death or Disability or by the Holder for Good Reason, any then-unvested Restricted Stock shall remain outstanding but will not vest and will be repurchased in accordance with Section 6(c) of the Plan on the ninety (90) day anniversary of such Termination unless the Company enters into a definitive agreement providing for a Change in Control within such ninety (90) day period, in which case such Restricted Stock shall immediately accelerate and become vested as of the Change in Control, in each case, subject to the Holder’s execution of the Company’s standard form of release agreement not later than forty-five (45) days following the Holder’s Termination (in which the Holder releases any and all known and unknown claims the Holder may have against the Company Group and its affiliates). For avoidance of doubt and with respect to any vesting acceleration under clause (A) above, if the effective date of a Termination without Cause or for Good Reason occurs before the first anniversary date of the Vesting Commencement Date, no additional vesting for a partial year will be provided under clause (A) of the preceding sentence.

Termination:	Section 6(c) of the Plan regarding treatment of Restricted Stock upon Termination is incorporated herein by reference and made a part hereof. Following any such Termination, the provisions of Sections 8 of the Plan shall apply to all shares of Restricted Stock that have vested on or prior to such Termination, except as provided in the following paragraph.

Restrictions on Stock:	Stock acquired hereunder shall be subject to the restrictions set forth in Sections 8 of the Plan; provided, that Section 8(e) of the Plan shall not apply to the Stock acquired hereunder.

Adjustment of Shares:	Subject to the provisions of the Articles of Incorporation of the Company, if (a) there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, or (b) there is any consolidation, merger or sale of all or substantially all of the assets of the Company, then, in such event, any and all new, substituted or additional securities or other cash or property to which Holder is entitled by reason of Holder’s ownership of shares of Stock acquired hereunder shall be immediately subject to the terms of this Award Agreement, with the same force and effect as the shares of Stock subject to such provisions. Appropriate adjustments shall be made to the number and/or class of shares subject to the terms of this Award Agreement to reflect the exchange or distribution of such securities. In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Company’s rights may be exercised by the Company’s successor.

Drag-Along Rights:

In lieu of the Drag-Along Rights specified in Section 8(b) of the Plan, the following will apply to the shares of Stock acquired hereunder. Notwithstanding any provision of this Award Agreement to the contrary, if at any time the Board approves a sale of the Company, Holder agrees that he or she will consent to and raise no objections against the sale of the Company, and if the sale of the Company is structured as (i) a merger or consolidation of the Company, or a sale of all or substantially all of the assets of the Company, Holder will waive any dissenters’ rights, appraisal rights or similar rights in connection with such merger, consolidation or asset sale, or (ii) a sale of all or substantially all of the Stock of the Company, Holder agrees to sell all of his shares of Stock acquired under the Plan in the sale of the Company, on the terms and conditions approved by the Board. Holder hereby agrees to take all necessary and desirable actions approved by the Board in connection with the consummation of the sale of the Company, including voting for, giving written consent to the sale of the Company and executing such agreements and such instruments and completing other actions reasonably necessary to (x) subject to the last sentence of this paragraph, provide customary representations, warranties, indemnities, and escrow arrangements relating to such sale of the Company and (y) effectuate the allocation and distribution of the aggregate consideration upon the sale of the Company. In connection with such sale of the Company, (1) Holder’s representations and warranties shall be limited to ownership and authority to vote and/or transfer the shares of Stock

(the “Individual Representations and Warranties”), and (2) except in the case of a breach of Holder’s Individual Representations and Warranties, Holder’s liability for indemnification obligations in excess of any escrow amounts shall be several (and not joint) and shall not exceed Holder’s pro-rata portion of the total consideration received by the Company’s shareholders in such transaction.

Non-Interference Agreement:	As a condition of the grant of Restricted Stock hereunder, the Holder hereby affirms the confidentiality, invention assignment, non-solicit and non-competition covenants previously made by the Holder in favor of the Company Group pursuant to that certain Intellectual Property, Non-Disclosure, Non-Solicitation, and Non- Competition Agreement entered into by and between the Service Recipient and the Holder dated as of January 2, 2017 and acknowledges that such covenants are independent obligations of the Holder (such covenants, the “Non-Interference Agreement”). The Holder hereby acknowledges and agrees that this Award Agreement and the Non-Interference Agreement will be considered separate contracts, and the Non-Interference Agreement will survive the termination of this Award Agreement for any reason.

Golden Parachute Considerations:	Section 6 of the Employment Letter shall apply to the shares of Restricted Stock granted pursuant to this Award Agreement instead of Section 12 of the Plan.

Additional Terms:	The shares of Restricted Stock shall be subject to the following additional terms:

• Section 9, Section 10 and the penultimate sentence of Section 21(h) of the Plan shall not apply to this Award Agreement.

•   The shares of Restricted Stock granted hereunder shall be registered in the Holder’s name on the books of the Company during the Lock-Up Period and for such additional time as the Committee determines appropriate in its reasonable discretion. Any certificates representing the vested shares of Restricted Stock delivered to the Holder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares are listed, and any applicable federal or state laws, and the Committee may cause a

• legend or legends to be put on any such certificates to make appropriate reference to such restrictions as the Committee deems appropriate.

•   The Holder shall be the record owner of the shares of Restricted Stock until or unless such shares of Restricted Stock are forfeited or repurchased, or otherwise sold or transferred in accordance with the terms of the Plan, and as record owner shall generally be entitled to all rights of a stockholder with respect to the shares of Restricted Stock; provided, however, that the Company will retain custody of all dividends and distributions, if any (“Retained Distributions”), made or declared on the shares of Restricted Stock (and such Retained Distributions shall be subject to forfeiture and the same restrictions, terms and vesting and other conditions as are applicable to the shares of Restricted Stock) until such time, if ever, as the shares of Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account. As soon as practicable following each applicable vesting date any applicable Retained Distributions shall be delivered to the Holder.

•   Upon vesting of the shares of Restricted Stock (or such other time that the shares of Restricted Stock are taken into income), the Holder will be required to satisfy applicable withholding tax obligations, if any, as provided in the Plan.

• This Award Agreement does not confer upon the Holder any right to continue as an employee or service provider of the Service Recipient or any other member of the Company Group.

• This Award Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

•   The Holder agrees that the Company may deliver by email all documents relating to the Plan or the shares of Restricted Stock (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Holder also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Holder by email or such other reasonable manner as then determined by the Company.

•   This Award Agreement, the Employment Letter and the Plan constitute the entire understanding and agreement of the parties hereto and supersede all prior negotiations, discussions, correspondence, communications, understandings, and agreements (whether oral or written and whether express or implied) between the Company and the Holder relating to the subject matter of this Award Agreement. To the extent this Award Agreement conflicts with the terms of the Plan, the terms of this Award Agreement will control as applied to the Restricted Stock. Without limiting the foregoing, to the extent the Holder has entered into an employment or similar agreement with the Company or any of its affiliates, and the terms noted in such employment or similar agreement are inconsistent with or conflict with this Award Agreement, then the terms of this Award Agreement will supersede and be deemed to amend and modify the inconsistent or conflicting terms set forth in such employment or similar agreement.

Representations and Warranties of the Holder:	The Holder hereby represents and warrants to the Company that:

•   The Holder understands that the Stock has not been registered under the Securities Act, nor qualified under any state securities laws, and that it is being offered and sold pursuant to an exemption from such registration and qualification based in part upon the Holder’s representations contained herein; the Stock is being issued to the Holder hereunder in reliance upon the exemption from such registration provided by Section 4(a)(2) of the Securities Act for transactions by an issuer not involving any public offering, and in connection therewith, the Holder acknowledges the Holder’s status as an “accredited investor” within the meaning of Rule 501 promulgated under the Securities Act;

•   The Holder is an “accredited investor” as such term is defined in Rule 501(a) of the Securities Act and has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of the investment contemplated by this Award Agreement; and the Holder is able to bear the economic risk of this investment in the Company (including a complete loss of this investment);

•   Except as specifically provided herein or in the Plan, the Holder has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge all or any portion of his, her or its Stock, and has no current plans to enter into any such contract, undertaking, understanding, agreement or arrangement;

•   The Holder has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, article or any other form of advertising or general solicitation as to the Company’s sale to the Holder of his, her or its Stock;

•   The Holder is familiar with the business and operations of the Company and has been afforded an opportunity to ask such questions of the Company’s agents, accountants and other representatives concerning the Company’s proposed business, operations, financial condition, assets, liabilities and other relevant matters as he has deemed necessary or desirable, in order to evaluate the merits and risks of the investment contemplated herein;

•   The Holder has been informed that the shares of Stock are restricted securities under the Securities Act and may not be resold or transferred unless the shares of Stock are first registered under the federal securities laws or unless an exemption from such registration is available; and

•   The Holder is prepared to hold the shares of Stock for an indefinite period and that the Holder is aware that Rule 144 as promulgated under the Securities Act, which exempts certain resales of restricted securities, is not presently available to exempt the resale of the shares of Stock from the registration requirements of the Securities Act.

* * *

EXECUTION COPY

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THIS AWARD AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF RESTRICTED STOCK UNDER THIS AWARD AGREEMENT, AGREES TO BE BOUND BY THE TERMS OF BOTH THIS AWARD AGREEMENT AND THE PLAN.

TENABLE HOLDINGS, INC.	HOLDER

By:
	Signature	Signature
Title:		Date:
Date:

TENABLE HOLDINGS, INC.

RESTRICTED STOCK UNIT GRANT NOTICE

(2016 STOCK INCENTIVE PLAN)

Tenable Holdings, Inc. (the “Company”), pursuant to Section 7 of the Company’s 2016 Stock Incentive Plan (the “Plan”), hereby awards to Participant a Restricted Stock Unit Award covering the number of restricted stock units (“RSUs”) set forth below (the “Award”). This Award shall be evidenced by a Restricted Stock Unit Award Agreement (the “Agreement”). This Award is subject to all of the terms and conditions as set forth herein and in the Agreement and the Plan, each of which is incorporated herein in its entirety. Capitalized terms not explicitly defined herein but defined in the Plan shall have the same definitions as in the Plan.

Participant:
Date of Grant:
Vesting Commencement Date:
Number of RSUs:
Payment for Common Stock:	Participant’s services to the Company
Expiration Date:	Fifth anniversary of Date of Grant

Vesting Schedule: Participant will receive a benefit with respect to a RSU only if it vests. Two vesting requirements must be satisfied on or before the Expiration Date specified above in order for a RSU to vest — the “Time-Based Vesting Schedule” and the “Liquidity-Based Vesting Schedule” described below. The RSUs will not vest (in whole or in part) if only one (or if neither) of such requirements is satisfied on or before the Expiration Date. If both the Time-Based Vesting Schedule and the Liquidity-Based Vesting Schedule are satisfied on or before the Expiration Date, the vesting date of a RSU (a “Vested RSU”) will be the first date upon which both of those requirements were satisfied with respect to that particular RSU. All RSUs that are not Vested RSUs as of the earlier of the Expiration Date or date of the Participant’s Termination will be forfeited without consideration on such earlier date.

Time-Based Vesting Schedule: The Award vests with respect to the time-based vesting requirement as follows: 50% of the RSUs will vest on                      and 50% of the RSUs will vest on                     ; provided, however, that the Participant does not have a Termination (as defined in the Plan) prior to such applicable vesting date.

Liquidity-Based Vesting Schedule. The Award vests with respect to the liquidity-based vesting requirement as set forth in the Restricted Stock Unit Award Agreement.

Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Grant Notice, the Agreement and the Plan. Participant acknowledges his or her obligation to satisfy any tax withholding obligations imposed on the Company with respect to the award or vesting of these RSUs, or the delivery of the underlying Common Stock or cash payment, as a condition to the receipt of any stock or payments hereunder, including by requiring a cash payment to the Company by Participant. Participant further acknowledges that as of the Date of Grant, this Restricted Stock Unit Grant Notice, the Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the award of RSUs and the underlying Common Stock and supersede all prior oral and written agreements on that subject with the exception of (i) Awards or awards of capital stock of the Company previously granted to Participant under the Plan or otherwise, (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law and (iii) any written employment or severance arrangement or other written agreement entered into between the Company and Participant specifying the terms that should govern this Award upon the terms and conditions set forth therein.

By accepting this Award, Participant acknowledges having received and read this Grant Notice, the Agreement and the Plan and agrees to all of the terms and conditions set forth in these documents. Participant consents to receive Plan and related documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

TENABLE HOLDINGS, INC.		PARTICIPANT

By:
	Signature		Signature

Title:		Date:

Date:

ATTACHMENTS: Restricted Stock Unit Award Agreement

ATTACHMENT I

RESTRICTED STOCK UNIT AWARD AGREEMENT

TENABLE HOLDINGS, INC.

RESTRICTED STOCK UNIT AWARD AGREEMENT

(2016 STOCK INCENTIVE PLAN)

Pursuant to the Restricted Stock Unit Grant Notice (the “Grant Notice”) and this Restricted Stock Unit Award Agreement (the “Agreement”), Tenable Holdings, Inc. (the “Company”) has awarded Participant a stock-based award pursuant to Section 7 of the Company’s 2016 Stock Incentive Plan (the “Plan”) for a number of restricted stock units (“RSUs”) indicated in the Grant Notice (the “Award”). The Award is granted to the Participant effective as of the date of grant set forth in the Grant Notice (the “Date of Grant”). Capitalized terms not explicitly defined in this Agreement, but defined in the Plan shall have the same definitions as in the Plan. Subject to adjustment and the terms and conditions as provided herein and in the Plan, each RSU shall represent the right to receive one share of Stock or its cash equivalent as described in Section 3 below.

The details of this Award, in addition to those set forth in the Grant Notice, are as follows.

1.    RSUS AND SHARES OF COMMON STOCK.

(a)    The RSUs and the number of shares of Stock deliverable with respect to such RSUs, may be adjusted from time to time for certain capitalization adjustments as described in Section 11(a) of the Plan.

(b)    Any additional RSUs or shares of Stock that become subject to the Award pursuant to this Section 1 shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other RSUs and Stock covered by the Award.

(c)    Notwithstanding the provisions of this Section 1, no fractional RSUs or rights for fractional shares of Stock shall be created pursuant to this Section 1. The Board shall, in its discretion, determine an equivalent benefit for any fractional RSUs or fractional shares that might be created by the adjustments referred to in this Section 1.

2.    VESTING REQUIREMENTS AND EXPIRATION OF RSUS. The RSUs shall vest, if at all, as set forth below. There are two separate vesting requirements applicable to the RSUs (a time-based requirement and a liquidity-based requirement). The Participant must satisfy both of these vesting requirements before the Expiration Date. The failure to satisfy either or both of the vesting requirements before the Expiration Date results in the forfeiture and termination of the RSU without any payment or issuance of Stock to the Participant.

(a)    Time-Based Vesting Requirement. The time-based vesting requirement with respect to the RSU or any installment of the RSU is satisfied if the Participant does not have a Termination prior to the applicable vesting dates set forth in the Participant’s Grant Notice. Time-based vesting shall cease as of the date of the Participant’s Termination, and any RSUs that have not vested under the time-based vesting requirement shall terminate and be forfeited back to the Company on the date of the Participant’s Termination. For purposes of determining the date of the Participant’s Termination under all of the provisions of this Agreement, the Company may decide that such date will not be extended by any notice period (e.g., employment or service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment or other laws in the jurisdiction where the Participant is employed or providing services or the terms of the Participant’s employment or service agreement, if any), subject to Section 409A of the Code and other laws to the extent applicable.

(b)    Liquidity-Based Vesting Requirement. The liquidity-based vesting requirement with respect to an RSU is satisfied upon the date following the IPO Date on which all shares of Common Stock issued or issuable under the Plan are not subject to the Lock-Up Period described in Section 12 of this Agreement (the “Lock-Up Period Expiration Date”), provided that such Lock-Up Period Expiration Date occurs on or prior to the Expiration Date, and provided further that the Participant has not had a Termination before such Lock-up Period Expiration Date.

3.    DATE OF ISSUANCE.

(a)    Subject to the provisions of this Agreement and the Plan, the Company shall deliver to the Participant in respect of RSUs that have not been previously terminated or forfeited, one (1) share of Stock for each RSU that has satisfied both the time-based and liquidity-based vesting requirements in accordance with Section 2 herein on the applicable vesting date. Notwithstanding the foregoing, to the extent applicable at a vesting date when shares are registered under the Securities Act, in the event that (i) any shares covered by the RSUs are scheduled to be delivered on a day (the “Original Distribution Date”) that does not occur: (A) during an open “window period” applicable to the Participant under the Company’s policy permitting officers, directors and other designated individuals to sell shares only during certain “window” periods, in effect from time to time (the “Policy”), (B) on a day on which the Participant is permitted to sell shares of Stock pursuant to a written plan that meets the requirements of Rule 10b5-1 under the Exchange Act, as determined by the Company in accordance with the Policy, or (C) on a date when the Participant is otherwise permitted to sell shares of Stock on the open market, and (ii) the Company elects not to satisfy its obligations for Withholding Taxes (as defined in Section 11) by withholding shares from the Participant’s distribution or withholding from other compensation otherwise payable to the Participant by the Company, then such shares will not be delivered on such Original Distribution Date and will instead be delivered on the first business day of the next occurring open “window period” applicable to the Participant pursuant to such Policy (regardless of whether the Participant has had a Termination at such time) or the next business day when the Participant is not prohibited from selling shares of Stock in the open market, but in no event later than the later of (i) the fifteenth (15th) day of the third month following the end of the calendar year in which the applicable shares of Stock covered by the RSUs vest or (ii) the fifteenth (15th) day of the third month following the end of the Company’s taxable year in which the applicable shares of Stock covered by the RSUs vest (the “Issuance Deadline”). Delivery of the shares of Stock pursuant to the provisions of this Section 3(a) is intended to comply with the requirements for the short-term deferral exemption available under Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such manner. Notwithstanding the above, in lieu of settling an RSU in the form of an award of shares of Stock, the Company may settle an RSU through a lump-sum cash payment to Participant equal to the Fair Market Value of one (1) share of Stock on the date of delivery as set forth above (a “Cash Payment”). If the Company elects to issue the Participant a Cash Payment in part or in full satisfaction of the shares of Stock issuable upon vesting of the RSUs, then the foregoing provisions of this Section 3(a) will not apply and such cash will be paid to the Participant in a lump sum at any time on after the vesting date of the RSUs, but in no event later than the Issuance Deadline. If a scheduled delivery date falls on a date that is not a business day, such delivery date shall instead fall on the next following business day. The form of such delivery (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company. The Company shall determine, in its discretion, whether to settle the Award through the delivery of shares of Stock, a Cash Payment, or a combination of both.

(b)    The provisions in this Agreement for delivery of the shares or cash in respect of the RSUs are intended either to comply with the requirements of Section 409A or to provide a basis for exemption from such requirements so that the delivery of the shares will not trigger the additional tax imposed under Section 409A, and any ambiguities in this Agreement will be so interpreted.

4.    CONSIDERATION FOR AWARD. This Award was granted in consideration of the Participant’s services to the Company. Subject to Section 11 below, except as otherwise provided in the Grant Notice, the Participant will not be required to make any payment to the Company (other than the provision of past and future services for the Company) with respect to the Participant’s receipt of the Award, vesting of the RSUs, or the delivery of the shares of Stock or the Cash Payment underlying the RSUs.

5.    SECURITIES LAW COMPLIANCE. The Participant may not be issued any Stock underlying the RSUs unless either: (a) the issuance of such shares of Stock is then registered under the Securities Act, or (b) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. The Award must also comply with other applicable laws and regulations governing the Award including, without limitation, the laws and regulations of your country of residence at the time of issuance of Stock underlying the RSU’s, and the Participant shall not receive such Stock if the Company determines that such receipt would not be in compliance with such laws and regulations.

6.    DIVIDENDS. The Participant shall receive no benefit or adjustment to the RSUs with respect to any cash dividend, stock dividend or other distribution that does not result from a capitalization adjustment as provided in Section 11(a) of the Plan; provided, however, that this Section 6 shall not apply with respect to any shares of Stock that are delivered to the Participant in connection with the RSUs after such shares have been delivered to the Participant.

7.    RESTRICTIVE LEGENDS. The Stock issued with respect to the RSUs shall be endorsed with appropriate legends, if any, determined by the Company.

8.    TRANSFER RESTRICTIONS. Prior to the time that shares of Stock have been delivered to the Participant, the Participant may not transfer, pledge, sell or otherwise dispose of all or any portion of the RSUs or the shares of Stock issuable in respect of the RSUs, except as expressly provided in this Section 8. For example, the Participant may not use the RSUs or shares that may be issued in respect of the RSUs as security for a loan, nor may the Participant transfer, pledge, sell or otherwise dispose of such shares.

(a)    Death. The RSUs are transferable by will and by the laws of descent and distribution. In addition, upon receiving written permission from the Board or its duly authorized designee, the Participant may, by delivering written notice to the Company in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the Participant’s death, shall thereafter be entitled to receive any distribution of Stock or other consideration to which the Participant was entitled at the time of the Participant’s death pursuant to this Agreement. In the absence of such a designation, the Participant’s executor or administrator of the Participant’s estate shall be entitled to receive, on behalf of the Participant’s estate, such Stock or other consideration.

(b)    Certain Trusts. Upon receiving written permission from the Board or its duly authorized designee, the Participant may transfer the RSUs to a trust if the Participant is considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the RSUs are held in the trust, provided that the Participant and the trustee enter into transfer and other agreements required by the Company.

(c)    Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that the Participant and the designated transferee enter into transfer and other agreements required by the Company, the Participant may transfer the RSUs or other consideration hereunder, pursuant to a domestic relations order that contains the information required by the Company to effectuate the transfer. The Participant is encouraged to discuss the proposed terms of any division of the RSUs with the Company prior to finalizing the domestic relations order to help ensure the required information is contained within the domestic relations order.

9.    AWARD NOT A SERVICE CONTRACT. This Award is not an employment or service contract, and nothing in the Award shall be deemed to create in any way whatsoever any obligation on the part of the Participant to continue in the service of the Company or any Parent or Subsidiary, or on the part of the Company or any Parent or Subsidiary to continue such service. In addition, nothing in this Award shall obligate the Company or any Parent or Subsidiary, their respective stockholders, boards of directors or employees to continue any relationship that the Participant might have as an employee, consultant or director of the Company or any Parent or Subsidiary.

10.    UNSECURED OBLIGATION. This Award is unfunded, and even as to any RSUs that vest, the Participant shall be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue Stock or make a Cash Payment pursuant to this Agreement. The Participant shall not have voting or any other rights as a stockholder of the Company with respect to any Stock acquired pursuant to this Agreement until such Stock is issued pursuant to Section 3(a) of this Agreement. Upon such issuance, the Participant will obtain full voting and other rights as a stockholder of the Company with respect to the Stock so issued. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between the Participant and the Company or any other person.

11.    WITHHOLDING OBLIGATIONS.

(a)    On or before the time the Participant receives a distribution of the shares of Stock underlying the RSUs or a Cash Payment, or at any time thereafter as requested by the Company, the Participant hereby authorizes any required withholding from the Stock issuable to the Participant or the Cash Payment and/or otherwise agrees to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Parent or Subsidiary that arise in connection with the Award (the “Withholding Taxes”). Notwithstanding any other provision of this Section, the Company may, in its sole discretion, satisfy all or any portion of the Withholding Taxes obligation relating to the Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to the Participant by the Company; (ii) causing the Participant to tender a cash payment; (iii) withholding shares of Stock from the shares of Stock issued or otherwise issuable to the Participant in connection with the RSUs with a Fair Market Value (measured as of the date shares of Stock are issued pursuant to Section 3) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Stock so withheld shall not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income (or such lesser amount as may be necessary to avoid classification of the RSUs as a liability for financial accounting purposes); and provided, further, that to the extent necessary to qualify for an exemption from application of Section 16(b) of the Exchange Act, if applicable, such share withholding procedure will be subject to the express prior approval of the Board or the Company’s Compensation Committee; (iv) if the Stock is publicly traded, permitting or requiring the Participant to enter into a “same day sale” commitment, if applicable, with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”), pursuant to this authorization and without further consent, whereby the Participant irrevocably elects to sell a portion of the shares to be delivered in connection with the RSUs to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company and/or its Affiliates; or (v) withholding cash from the Award settled in cash.

(b)    Unless the tax withholding obligations of the Company and/or any Parent or Subsidiary are satisfied, the Company shall have no obligation to deliver to the Participant any Stock or make a Cash Payment.

(c)    In the event the Company’s obligation to withhold arises prior to the delivery to the Participant of Stock or the Cash Payment or it is determined after the delivery of Stock or the Cash Payment to the Participant that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, the Participant agrees to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.

12.    RESTRICTIONS ON COMMON STOCK.

(a)    Lock-Up Period. The Participant agrees that upon receipt of the Stock underlying the RSUs, the Participant shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by Participant, for a period of one hundred eighty (180) days following the IPO Date or such longer period as necessary to permit compliance with FINRA Rule 2711 or NYSE Member Rule 472 and similar rules and regulations (the “Lock-Up Period”); provided, however, that nothing contained in this Section shall prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. Participant further agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to Participant’s shares of Stock until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

(b)    Right of First Refusal. Shares of Stock that the Participant receives pursuant to his or her RSUs are subject to any right of first refusal that may be described in the Plan.

13.    RIGHT OF REPURCHASE. Shares of Stock that the Participant receives pursuant to his or her RSUs are subject to any right of repurchase in favor of the Company as described in the Plan.

14.    NOTICES. Any notices required to be given or delivered to the Company under the terms of this Award shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to the Participant shall be in writing and addressed to their address as on file with the Company at the time notice is given. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

15.    HEADINGS. The headings of the Sections in this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement or to affect the meaning of this Agreement.

16.    AMENDMENT. This Agreement may be amended only by a writing executed by the Company and the Participant that specifically states that it is amending this Agreement. Notwithstanding the foregoing, this Agreement may be amended solely by the Company by a writing that specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to the Participant, and provided that no such amendment adversely affecting the Participant’s rights hereunder may be made without the Participant’s written consent. Without limiting the foregoing, the Company reserves the right to change, by written notice to the Participant, the provisions of this Agreement in any way it may deem necessary, appropriate or desirable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision.

17.    MISCELLANEOUS.

(a)    The rights and obligations of the Company under this Award shall be transferable by the Company to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(b)    The Participant agrees upon request to execute any further documents or instruments necessary, appropriate or desirable in the sole determination of the Company to carry out the purposes or intent of this Award.

(c)    The Participant acknowledges and agrees that the Participant has reviewed the Award in its entirety, has had an opportunity to obtain the advice of counsel prior to executing and accepting the Award and fully understands all of its provisions.

(d)    This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e)    All obligations of the Company under the Plan and this Agreement shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

18.    GOVERNING PLAN DOCUMENT. The Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of the Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of the Award and those of the Plan, the provisions of the Plan shall control; provided, however, that Section 3 of this Agreement shall govern the timing of any distribution of Common Stock under the Award. The Company shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Board shall be final and binding upon the Participant, the Company, and all other interested persons. No member of the Board shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement.

19.    EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the Award subject to this Agreement shall not be included as compensation, earnings, salaries, or other similar terms used when calculating benefits under any employee benefit plan (other than the Plan) sponsored by the Company or any Parent or Subsidiary except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any or all of the employee benefit plans of the Company or any Parent or Subsidiary.

20.    CHOICE OF LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the law of the state of Delaware without regard to such state’s conflicts of laws rules. The Participant consents to the jurisdiction of the state and federal courts encompassing the then current location of the Company’s principal office for the resolution of any (a) proceedings brought to enforce the Company’s or the Participant’s obligations to arbitrate under the Plan, or (b) proceedings, relating to matters outside the scope of the arbitration provisions in the Plan.

21.    SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

22.    SECTION 409A OF THE INTERNAL REVENUE CODE. The delivery of shares of Stock in respect of the RSUs provided under this Agreement (and any definitions in this Agreement and in the Grant Notice governing the Award) will be construed in a manner that complies with Section 409A of the Code and the regulations and other guidance thereunder and any state law of similar effect (collectively, “Section 409A”) and incorporates by reference all required definitions and payment terms. If this Award is not exempt from, and is therefore deemed to be deferred compensation subject to, Section 409A, and if the Participant is a “specified employee” (within the meaning of Section 409A(a)(2)(B)(i) of the Code) as of the date of the Participant’s “separation from service” as defined in Treasury Regulations Section 1.409A-3(i)(5), then the issuance of any shares that would otherwise be made upon the date of Participant’s separation from service or within the first six months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the date that is six (6) months and one (1) day after the date of Participant’s separation from service, with the balance of the shares issued thereafter in accordance with the original issuance schedule, but if and only to the extent that the delay in issuance of the shares is necessary to avoid the imposition of taxation on the Participant in respect of the shares under Section 409A. Notwithstanding the above, the Company makes no representations to the Participant regarding the compliance of this Agreement or the RSUs with Section 409A, and the Participant is solely responsible for the payment of any taxes or penalties arising under Section 409A(a)(1) of the Code, or any state law of similar effect, with respect to the grant or vesting of the RSUs or the delivery of the shares subject to this Award.

23.    INSIDER TRADING RESTRICTIONS/MARKET ABUSE LAWS. The Participant acknowledges that he or she may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, including the United States and their country of residence, which may affect their ability to acquire or sell the shares of Stock or rights to the shares of Stock under the Plan during such times as the Participant is considered to have “inside information” regarding the Company (as defined by the laws in his or her country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Participant acknowledges that it is his or her responsibility to comply with any applicable restrictions, and the Participant is advised to speak to his or her personal advisor on this matter.

* * * * *

This Restricted Stock Unit Award Agreement shall be deemed to be signed by the Company and the Participant upon the signing by the Participant of the Restricted Stock Unit Grant Notice to which it is attached.